Exhibit 3
Anexo II ao Acordo de 1nvestimento entre Caixa de Previdência dos Funcionários do Banco do Brasil — PREVI, Fundação Petrobrás de Seguridade Social — PETROS, Fundação CESP, Fundação dos Economiários Federais — FUNCEF, Companhia Siderúrgica Nacional e NationsBank Corporation, de abril de 1997
INSTRUMENTO PARTICULAR DE
ACORDO DE ACIONISTAS DA VALEPAR S.A.
Assinam este instrumento:
I. LITEL PARTICIPAÇÕES S.A., sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Presidente Wilson, 231, 10° andar, parte, inscrita no CGC/MF sob o n° 00.743.06510001-27, por seus representantes abaixo assinados (“SPE Fundações”);
II. CSN STEEL CORP., sociedade devidamente organizada e validamente existente de acordo com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE CSN”);
III. SWEET RIVER INVESTMENTS, LTD., sociedade devidamente organizada e validamente existente de acordo com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE Nations”);
(SPE Fundações, SPE CSN e SPE Nations, individualmente referidas como “Parte” e conjuntamente referidas como “Partes”);
Como Intervenientes:
IV. VALEPAR S.A., sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller, 116, 36° andar, parte, inscrita no Cadastro Geral de Contribuintes do Ministério da Fazenda sob o n° 01.772.413/0001-57, por seus representantes abaixo assinados, doravante simplesmente referida como “Companhia”;
V. COMPANHIA SIDERÚRGICA NACIONAL, sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller no° 116, 36° andar, inscrita no CGC/MF sob o n° 33.042.730/0001-04, por seus representantes abaixo assinados, na qualidade de acionista titular da totalidade das ações ordinárias do capital social da SPE CSN, doravante simplesmente referida como “CSN”; e
VI. NATIONSBANK CORPORATION, sociedade anônima, devidamente organizada e validamente existente de acordo com as leis do Estado da Carolina do Norte, Estados Unidos da América, com sede em 100 North Tryon St., Charlotte, North Carolina, Estados Unidos da América, integrante do grupo de controle da SPE Nations, através de sua subsidiária Blue Ridge Investments L.L.C., por seus representantes abaixo assinados, doravante simplesmente referida como “NationsBank”;

CONSIDERANDO QUE:
•	As Partes detêm a totalidade das ações em que se divide o capital social da Companhia;

•	A Companhia pretende adquirir através do leilão de Privatização (“Leilão”) da Companhia Vale do Rio Doce (“CVRD”) ações ordinárias representativas do capital social da CVRD;

•
Para a integralização de outras ações ordinárias de emissão da Companhia, além das adquiridas pela SPE Fundações por subscrição de ações ordinárias integralizadas em moeda corrente nacional, a SPE Fundações irá conferir ao capital social da Companhia ações ordinárias representativas de aproximadamente 10,03 % do capital ordinário da CVRD;

•
Se vitoriosa no Leilão e com a integralização referida no considerando anterior, a Companhia irá tornar-se titular de ações ordinárias representativas do capital social da CVRD que a colocarão na posição de acionista controladora da CVRD;

•
Pretendem as Partes desde logo regular seus respectivos direitos e obrigações decorrentes da sua condição de titulares da totalidade do capital social da Companhia e, como tal, responsáveis pela eleição dos administradores da Companhia e por sua orientação para o fim de exercer o poder de controle em assembléias gerais e reuniões do conselho de administração da CVRD;

•
As Partes têm conhecimento de todas as regras e condições estabelecidas no Edital n° PND-A-01/97/CVRD (“Edital”), assim como de todas as regulamentações aplicáveis, não constando qualquer impedimento que venha a restringir a participação de qualquer uma das Partes no presente instrumento;

•
As Partes desde já admitem a possibilidade de o clube de investimentos dos empregados da CVRD (“INVESTVALE”) e/ou o BNDES Participações S.A. (“BNDESPAR”) virem a participar do capital da Companhia, conforme previsto no Edital;

•
As Partes firmarão acordo de acionistas conforme o modelo constante do Anexo 1 do Edital, cujas cláusulas e condições, naquilo que conflitarem e/ou colidirem com as disposições deste instrumento, prevalecerão para todos os efeitos de direito;

•
Urn dos objetivos das Partes é o de buscar uma administração compartilhada para a CVRD, observando o devido respeito aos direitos de cada uma das Partes, uma vez que todas, individualmente, são minoritárias como acionistas da Companhia; e,

•	As Partes desejam regular determinados aspectos de suas relações como acionistas ordinários da Companhia, conforme autoriza o artigo 118 da Lei n° 6.404, de 15 de dezembro de 1976;

RESOLVEM
firmar o presente Acordo de Acionistas, que se rege pelas seguintes cláusulas e condições, e cuja eficácia é condicionada a que a Companhia seja vencedora do Leilão, hipótese em que este Acordo passará a vigorar na data em que a SPE Fundações integralizar o aumento de capital social da Companhia com o estoque de ações ordinárias de emissão da CVRD por ela detidas, o que deverá acorrer no máximo até a véspera da data da Liquidação Financeira:
CLÁUSULA I - DEFINIÇÕES
1.1	Sem prejuízo de outras definições constantes neste Acordo, as seguintes expressões terão o significado que lhes é a seguir atribuído:
(a)
“Ações Ordinárias Afetadas” significa todas as ações ordinárias de emissão da Companhia pertencentes, na data da eficácia deste Acordo, a qualquer Parte, e incluirá, ainda, novas ações ordinárias provenientes de desdobramentos, bonificações, fusões, cisões, incorporações, subscrições ou que, de qualquer outra forma, sejam atribuídas as Partes em virtude da propriedade das Ações Ordinárias Afetadas detidas na data da eficácia deste Acordo e a ele sujeitas;

(b)	“Acordo” significa o presente instrumento;

(c)	“Assembléia Geral” ou “Assembléias Gerais”, conforme o caso, significa, respectivamente, a assembléia geral ou assembléias gerais de acionistas da Companhia;

(d)
“Afiliada” ou “Afiliadas” significa, conforme o caso, com relação a qualquer Parte, qualquer pessoa física, pessoa jurídica, ou ainda fundo de investimento, condomínio, carteira de títulos ou outra forma de organização, residente ou com sede no Brasil ou na exterior: (i) que seja, direta ou indiretamente, controlada por tal Parte; (ii) que controle, direta ou indiretamente, tal Parte, inclusive por meio de acordo de acionistas; (iii) que seja, direta ou indiretamente, controlada por qualquer pessoa que controle, direta ou indiretamente, tal Parte; (iv) na qual o controlador de tal Parte tenha, direta ou indiretamente, uma participação societária igual ou superior a 35% (trinta e cinco por cento) do capital social; (v) na qual tal Parte tenha, direta ou indiretamente, uma participação societária igual ou superior a 35% (trinta e cinco por cento) do capital social; ou (vi) que tenha, direta ou indiretamente, uma participação societária igual ou superior a 35% (trinta e cinco por cento) do capital social de tal Parte; ficando desde já estabelecido que o conceito de controle utilizado nesta definição é aquele constante do Artigo 116 da Lei das Sociedades por Ações;

(e)
“Business Plan” significa o plano de investimento e desinvestimento qüinqüenal da CVRD, a ser revisto anualmente antes da aprovação do respectivo orçamento anual, e que incluirá as políticas de investimento, desinvestimento e de gestão financeira;

(f)	“Conselheiro” ou “Conselheiros”, conforme o caso, significa, respectivamente, um ou mais membros do Conselho de Administração (conforme abaixo definido);

(g)	“Conselho de Administração” ou “Conselho” significa o conselho de administração da Companhia;

(h)
“Core Business” significa (i) mineração, (ii) as atividades de qualquer uma ou do conjunto das seguintes etapas dos sistemas integrados de minério de ferro da CVRD, a saber, depósitos minerais, jazidas, minas, ferrovias, portas e terminais marítimos, e (iii) pelotização;

(i)
“dia útil”, o dia útil de expediente bancário integral na Cidade do Rio de Janeiro, sendo que, para os fins deste Acordo, todos os prazos serão contados excluindo-se o primeiro e incluindo-se o último dia;

(j)	“Diretor” ou “Diretores”, conforme o caso, significa, respectivamente, um ou mais membros da Diretoria (conforme abaixo definida);

(k)	“Diretoria” significa a diretoria da Companhia;

(l)
“Direito de Preferência” significa o direito assegurado no Acordo as demais Partes por qualquer Parte que deseje vender, ceder, transferir, conferir ao capital de outra sociedade, transmitir ou, de qualquer forma, alienar ou dispor de parte ou de todas as suas Ações Ordinárias Afetadas ou quaisquer direitos de subscrição delas decorrentes;

(m)
“Direito de Subscrição” significa o direito das Partes a subscrição de títulos e/ou valores mobiliários de emissão da Companhia, desde que decorrentes das Ações Ordinárias Afetadas que, na data de sua emissão, confiram, possam vir a conferir, ou que permitam a subscrição de valor mobiliário de emissão da Companhia que confina ao seu titular direito de voto em Assembléia Geral;

(n)	“Estatuto” significa o estatuto social da Companhia aprovado no ato de sua constituição e posteriores alterações;

(o)	“Presidente do Conselho” significa o presidente do Conselho;

(p)
“Reunião Prévia” significa o encontro de representantes das Partes, a ser realizado anteriormente às Assembléias Gerais e às reuniões do Conselho de Administração e às assembléias gerais e reuniões do conselho de administração da CVRD, com a finalidade de definir o voto das Partes, dos seus representantes no Conselho e da Companhia e dos membros do conselho de administração da CVRD indicados pela Companhia a ser manifestado nos referidos eventos, sempre que exigido pelo Acordo.

1.2	Os termos ou expressões utilizados neste Acordo e não definidos acima terão a mesma definição a eles atribuída pelo Edital, por norma legal ou regulamentar.
CLÁUSULA II — PRINCÍPIOS BÁSICOS DA COMPANIIIA
2.1
As Partes concordam em estabelecer os seguintes princípios básicos que devem orientar as decisões e o exercício dos seus respectivos direitos de voto nas Assembléias Gerais e reuniões do Conselho, bem como pela Companhia ou seus representantes nas assembléias gerais e reuniões de conselho de administração da CVRD:

(a)
O objeto da Companhia é exclusivamente a participação no capital social da CVRD, não lhe sendo permitido exercer quaisquer outras atividades comerciais ou de qualquer outra natureza, mesmo que com seus acionistas;

(b)
A gestão dos negócios da CVRD será exercida por profissionais experientes, independentes e capacitados, que atendam as qualificações necessárias para os cargos por eles ocupados, sendo que eventuais vínculos de emprego ou referentes a qualquer outra forma de colaboração profissional existentes entre as Partes e os futuros administradores da CVRD deverão ser definitivamente extintos antes de sua indicação;

(c)
As decisões estratégicas da CVRD nas áreas industrial, financeira, comercial, bem como a política de recursos humanos, serão sempre motivadas pelo melhor interesse da CVRD, buscando garantir às Partes o melhor retorno de seus investimentos, mediante uma política consistente de dividendos;

(d)	As eventuais relações negociais das Partes com a CVRD serão sempre conduzidas e realizadas em condições de mercado;

(e)
As decisões estratégicas no que tange à CVRD deverão ter como objetivos básicos a manutenção e o crescimento de seu Core Business, o desenvolvimento de novos projetos, especialmente na área mineral, e o aumento da margem operacional, priorizando a redução de custos e a maximização do retorno sobre o investimento;

(f)
A administração da Companhia e da CVRD deverá sempre buscar altos níveis de lucratividade, eficiência, produtividade e competitividade nas suas atividades e das sociedades por ela controladas e a ela coligadas;

(g)
Cada Parte tomará todas as medidas necessárias e efetivas para que sejam realizadas as Reuniões Prévias em tempo hábil, abstendo-se de praticar atos que, de qualquer modo, impeçam, posterguem ou dificultem a realização das Reuniões Prévias;

(h)
A Diretoria e a administração da CVRD serão responsáveis pela adequada gestão das relações com os consumidores, órgãos reguladores, acionistas minoritários, comunidade e instituições públicas com as quais a Companhia e a CVRD devem se relacionar.

2.2
As Partes se obrigam a comprometer seus votos nas Assembléias Gerais, bem como os de seus representantes no Conselho de Administração, para assegurar a observância dos princípios básicos estabelecidos no item 2.1, bem como dos demais itens deste Acordo. No que aplicável, os princípios básicos elencados no item 2.1 serão observados com respeito as sociedades controladas por e coligadas à CVRD.

CLÁUSULA III — DIREITO DE PREFERÊNCIA NA TRANSFERÊNCIA DAS AÇÕES ORDINÁRIAS AFETADAS E DE DIREITOS DE SUBSCRIÇÃO
3.1
As Partes não venderão, cederão, transferirão, gratuita ou onerosamente, conferirão ao capital de outra sociedade, transmitirão, ou ainda, alienarão ou disporão, sob qualquer forma, de suas Ações Ordinárias Afetadas e não venderão, cederão, conferirão ao capital de outra sociedade, transferirão, gratuita ou onerosamente, transmitirão, ou ainda, alienarão ou disporão, sob qualquer forma, de seus Direitos de Subscrição, salvo se respeitadas as disposições abaixo.

3.2
No caso de uma das Partes (“Parte Ofertante”) receber uma proposta (“Proposta”) de quaisquer das Partes ou de terceiros (“Proponente”) para !he vender, ceder, transferir, gratuita ou onerosamente, conferir ao capital de outra sociedade, transmitir ou, de qualquer forma, dispor ou alienar a totalidade ou parte de suas Ações Ordinárias Afetadas ou Direitos de Subscrição, a Parte Ofertante notificará, por escrito (“Aviso”) as demais Partes (“Partes Ofertadas”), oferecendo-lhes as Ações Ordinárias Afetadas que pretende alienar (“Ações Ofertadas”) ou o Direito de Subscrição que pretende ceder (“Direitos Ofertados”), e informando o preço, moeda, local de pagamento e todos os demais termos e condições da Proposta (incluindo o nome do Proponente, sua qualificação completa, e compromisso de, em adquirindo as Ações Ofertadas ou Direitos Ofertados, aderir a este Acordo) e a intenção da Parte Ofertante de aceitar a Proposta, da qual deverá anexar cópia aos Avisos.

3.2.1
As Partes Ofertadas (aí incluida a Parte que tenha enviado a Proposta, se for o caso) terão Direito de Preferência na aquisição das Ações Ofertadas e dos Direitos Ofertados nos mesmos termos e condições da Proposta, na proporção do número de Ações Ordinárias Afetadas de que forem os titulares, sobre o total de Ações Ordinárias Afetadas, excluidas as Ações Ordinárias Afetadas de propriedade da Parte Ofertante. O exercício do Direito de Preferência estará sujeito aos procedimentos abaixo indicados.

3.2.2
Cada Parte Ofertada somente poderá exercer seu Direito de Preferência sobre a totalidade, e não menos do que a totalidade, das Ações Ofertadas ou Direitos Ofertados a que fizer jus pela regra de proporção referida na parte final do item 3.2.1, sem prejuízo do Direito de Preferência sobre as Sobras, como abaixo definido, não lhe sendo facultado exercer seu Direito de Preferência apenas sobre parte das Ações Ofertadas ou Direitos Ofertados a que fizer jus pela regra de proporção referenciada na parte final do item 3.2.1.

3.3
No prazo de 30 (trinta) dias contados da data do recebimento pelas Partes Ofertadas do Aviso da Parte Ofertante, na forma do item 3.2, cada uma das Partes Ofertadas deverá, por sua vez, enviar Notificação por escrito (“Notificação”) à Parte Ofertante, indicando:

(a)	que deseja exercer o Direito de Preferência sobre a totalidade das Ações Ofertadas e/ou os Direitos Ofertados a que fizer jus pela regra de proporção referida no item 3.2.1, ou

(b)
que deseja renunciar a seu Direito de Preferência (sendo que a ausência de Notificação nesse sentido, no prazo previsto, será entendida como renúncia ao Direito de Preferência), não sendo permitida a cessão a qualquer tempo do Direito de Preferência a qualquer outra Parte ou a terceiros pelas Partes Ofertadas.

3.4
Na hipótese em que uma ou mais das Partes Ofertadas renunciem ao seu respectivo Direito de Preferência à aquisição das Ações Ofertadas e/ou Direitos Ofertados a que fizer jus, as Ações Ofertadas e/ou Direitos Ofertados sobre as quais aquela(s) Parte(s) Ofertada(s) não exerçam seu Direito de Preferência (as “Sobras”) deverão ser oferecidos às demais Partes Ofertadas que tenham notificado a Parte Ofertante nos termos do item 3.3.a. supra, as quais, para tal, deverão ser notificadas pela Parte Ofertante no prazo de 15 (quinze) dias seguintes ao termo final do prazo a que se refere o item 3.3, para sobre elas exercerem seu Direito de Preferência.

3.4.1
Cada uma das Partes Ofertadas à aquisição das Sobras somente poderá exercer seu Direito de Preferência sobre a totalidade das Sobras. Caso mais de uma Parte Ofertada à aquisição das Sobras exerça seu Direito de Preferência sobre as Sobras, tais Partes Ofertadas terão a obrigação de adquirir as Sobras na proporção do número de Ações Ordinárias Afetadas de que forem titulares sobre o total de Ações Ordinárias Afetadas, excluídas as participações de todos os demais acionistas.

3.4.2
Cada uma das Partes Ofertadas, notificadas para o exercício do Direito de Preferência sobre as Sobras, deverá responder à Parte Ofertante, por escrito, no prazo de 15 (quinze) dias contados da data do recebimento da notificação da Parte Ofertante a que se refere o item 3.4, indicando:

(a)	que deseja exercer o Direito de Preferência sobre a totalidade das Sobras e não menos que a totalidade das Sobras (não lhe sendo permitido exercê-lo sobre parte das Sobras); ou,

(b)
que deseja renunciar a seu Direito de Preferência sobre as Sobras (sendo que a ausência de resposta neste sentido, no prazo previsto, será entendida como renúncia ao Direito de Preferência sobre as Sobras), não sendo permitida a cessão a qualquer tempo do Direito de Preferência sobre as Sobras a qualquer outra Parte ou a terceiros pelas Partes Ofertadas.

3.5	Caso ao final do prazo previsto no item 3.4.2. acima, persistam Sobras, a Companhia terá o direito de adquirir tais Sobras, desde que:
(a)
através de qualquer de seus Diretores, devidamente autorizado pelo Conselho de Administração conforme o item 5.2 (j) abaixo, comunique a Parte Ofertante de sua intenção nos 2 (dois) dias úteis subseqüentes ao termo final do prazo fixado no item 3.4.2 acima; e

(b)	disponha de lucros ou reservas, exceto a legal, em montante suficiente a aquisição das Ações Ofertadas e ou Sobras.

3.5.1
As Partes terão direito de Preferência a aquisição das ações do capital social da Companhia com direito a voto mantidas em sua tesouraria no momento em que venham a ser alienadas pela Companhia, observado o procedimento descrito no item 3.3 acima, exceto no que concerne ao direito de Preferência da Companhia quanto a aquisição de Sobras.

3.6
Findo os prazos estabelecidos no item 3.5, as Ações Ofertadas e/ou os Direitos Ofertados deverão ser alienados, no prazo de 15 (quinze) dias seguintes, (i) às Partes Ofertadas que hajam notificado à Parte Ofertante, no prazo prescrito, de sua intenção de adquirir as Ações Ofertadas ou os Direitos Ofertados e, eventualmente, as Sobras, nos mesmos termos e condições da Proposta, e (ii) à Companhia, conforme seja o caso.

3.7
Caso a totalidade das Ações Ofertadas e/ou os Direitos Ofertados não seja alienada para as Partes Ofertadas ou para a Companhia, nos termos dos itens anteriores, conforme o caso, a Parte Ofertante estará livre para, nos termos da Proposta, no prazo de 30 (trinta) dias seguintes ao fim do prazo estabelecido no item 3.5 acima, alienar a totalidade das Ações Ofertadas e/ou os Direitos Ofertados ao Proponente ou, a critério da Parte Ofertante, alienar ao Proponente a parcela das Ações Ofertadas e/ou os Direitos Ofertados sobre as quais as Partes não tenham exercido o direito de preferência, de modo assegurar que a Parte Ofertante possa alienar a totalidade das Ações Ofertadas e/ou os Direitos Ofertados.

3.8
O adquirente das Ações Ofertadas estará obrigado a, de forma irrevogável, aderir, incondicional e irretratavelmente, aos termos deste Acordo, através de aditamento ou mediante correspondência enviada por Cartório de Registro de Títulos e Documentos à Companhia, na pessoa de seus Diretores, e às outras Partes, sob pena de ineficácia da respectiva alienação. Em se tratando de Direito de Subscrição, o adquirente de Direitos Ofertados obrigar-se-á a aderir a este Acordo à época da conversão dos títulos ou valores mobiliários em ações com direito a voto ou da subscrição destas.

3.9
As restrições quanto à transferência de Ações Ordinárias Afetadas previstas no item acima não se aplicarão a transferência de uma Ação Ordinária Afetada por uma Parte a Conselheiro e seu respectivo suplente indicados por essa mesma parte e que não seja acionista da Companhia, observado que tal conselheiro e seu respectivo suplente deverão devolver as referidas ações à respectiva parte quando deixarem de ser Conselheiro ou suplente, ou transferi-las ao Conselheiro e seu respectivo suplente que os substituírem.

3.10
Qualquer venda, transferência, cessão, disposição ou alienação de Ações Ordinárias Afetadas ou Direitos de Subscrição que viole o disposto nesta Cláusula III será ineficaz, ficando a Companhia, desde já, proibida de registrá-la em seus livros.

3.11
Cada uma das Partes deverá remeter às demais Partes e à Companhia, na pessoa de um de seus Diretores, cópia de todos os Avisos e notificações que enviarem, pertinentes ao exercício do Direito de Preferência de que trata esta Cláusula.

3.12
Caso a SPE Fundações proponha às demais Partes que INVESTVALE e/ou BNDESPAR venham a se tornar acionistas da Companhia e adiram a este Acordo, desde que aprovado unanimamente pelas demais Partes, tais Partes se comprometem, neste ato, a votar favoravelmente, e em conjunto com a SPE Fundações, no sentido de aprovar aumento do capital social da Companhia com a emissão de ações ordinárias, pelo mesmo preço por ação pago pela Companhia no Leilão: (a) a serem subscritas pelo INVESTVALE e integralizadas com até 4,45% (quatro vírgula quarenta e cinco por cento) das ações ordinárias da CVRD adquiridas na Oferta aos Empregados, bem como com às ações ordinárias da CVRD detidas pelo INVESTVALE em decorrência da integralização efetuada pela Fundação Vale do Rio Doce de Seguridade Social — VALIA; (b) a serem subscritas pelo BNDESPAR e integralizadas com até 3,24% (três vírgula vinte e quatro por cento) das ações ordinárias da CVRD ora detidas pelo BNDESPAR; (c) a serem subscritas pelo BNDESPAR, mediante cessão de direito de subscrição efetuado pela SPE Fundações, e integralizadas com até R$500.000.000,00 (quinhentos milhões de reais), conforme benefício facultado pelo BNDESPAR à sociedade vencedora do Leilão que aceitar a participação dos empregados da CVRD. Com relação ao(s) aumento(s) de capital social da Companhia descrito(s) nesta Cláusula, as Partes renunciam desde logo aos respectivos direitos de preferência (i) à subscrição das novas ações do capital da Companhia, emitidas como previsto em (a) e (b) acima, e (ii) à aquisição dos direitos de subscrição a serem cedidos ao BNDESPAR como previsto em (c) acima.

3.13	O Direito de Preferência de que trata esta Cláusula III não se aplicará a transferências a controladas, controladoras e sociedades sob o mesmo controle.

CLÁUSULA IV — INTERDIÇÃO DE CONSTITUIÇÃO DE ÔNUS
4.1
É vedado a qualquer Parte caucionar ou constituir penhor, alienação fiduciária ou qualquer outro direito real de garantia sobre as Ações Ordinárias Afetadas e/ou Direitos de Subscrição, salvo para garantir obrigações assumidas por tal Parte para viabilizar a sua participação na Companhia e indiretamente no Leilão, sendo desde já expressamente autorizada a renegociação de tais obrigações, a único e exclusivo critério da Parte envolvida, sendo esta autorização, que é irrevogável e irretratável, também extensiva a eventuais renegociações e reestruturações futuras destes mesmos empréstimos e financiamentos, quer sob a mesma forma original ou outra e quer com os mesmos credores originais ou não. Esta autorização é extensiva ao INVESTVALE, no caso em que venha a se tornar acionista da Companhia e adira a este Acordo.

4.1.1
Nas hipóteses previstas no item 4.1, observada a autorização ali expressa, a Parte interessada deverá obter do credor declaração dirigida a Companhia de que tem plena ciência da regra de direito de Preferência prevista na Cláusula III e de que a cumprirá.

4.1.2
Para o fim de permitir o exercício do Direito de Preferência pelas demais Partes, na eventualidade de execução da garantia prevista nos termos do item 4.1, o preço obtido na hasta pública será considerado como Proposta, conforme definido no item 3.2.

4.2
É vedado, ainda, a qualquer Parte, constituir usufruto ou qualquer outro direito real de fruição sobre as Ações Ordinárias Afetadas e/ou Direitos de Subscrição ou oferecê-los à penhora, sem a prévia, expressa e unânime aprovação das demais Partes, ressalvado o direito da SPE CSN, e de qualquer parte que vier a aderir a este Acordo, constituir usufruto sobre o direito a percepção de dividendos, sob qualquer forma de distribuição, sobre as Ações Ordinárias Afetadas, para garantir obrigações assumidas pela SPE CSN, e de qualquer parte que vier a aderir a este Acordo, para viabilizar a sua participação na Companhia e indiretamente no Leilão, extensiva a eventuais renegociações e reestruturações futuras dessas mesmas garantias ou obrigações, a único e exclusivo critério da SPE CSN, e de qualquer parte que vier a aderir a este Acordo, quer sob a mesma forma original ou outra e quer com os mesmos credores originais ou não.

4.3	Em caso de execução de garantia, o adquirente das ações ficará sujeito a observância do presente Acordo.

4.4
À Interveniente CSN e aos acionistas da SPE Fundações é vedado caucionar ou constituir penhor, alienação fiduciária ou qualquer outro direito real de garantia sobre as ações de sua titularidade representativas do capital social da SPE CSN e da SPE Fundações, respectivamente, salvo para garantir obrigações assumidas pela CSN, ou por acionistas da SPE Fundações para viabilizar a sua participação indireta no Leilão, sendo desde já autorizada, também de forma irrevogável e irretratável, a renegociação de tais obrigações, a único e exclusivo critério da CSN, ou dos acionistas das SPE Fundações, conforme o caso, senda esta autorização extensiva a eventuais renegociações e reestruturações futuras destes mesmos empréstimos e financiamentos, quer sob a mesma forma original ou outra e quer com os mesmos credores originals ou não.

4.5
No que se refere à interveniente NationsBank, a vedação à constituição de gravames prevista nos itens 4.1. e 4.2. acima aplica-se tão somente às Ações de Controle de SPE Nations (assim entendidas as que representem a metade mais uma das ações com direito a voto do capital de SPE Nations), ficando expresso que todas as demais ações de SPE Nations que não integrem as Ações de Controle de SPE Nations podem ser livremente oneradas por qualquer forma e a qualquer título, independentemente de qualquer aprovação das demais Partes.

CLÁUSULA V - DAS REUN1ÕES PRÉVIAS
5.1
As Partes deverão se reunir previamente a qualquer Assembléia Geral ou Reunião do Conselho ou assembléia geral ou reunido do conselho de administração da CVRD, conforme o caso. Nas Reuniões Prévias, a cada Ação Ordinária Afetada caberá 1 (hum) voto e as decisões tomadas deverão ser registradas por escrito e vincularão os votos de todas as Partes na respectiva Assembléia Geral, sendo certo, ainda, que as Partes se obrigam a fazer com que seus representantes, nas reuniões do Conselho, votem de acordo com o decidido nas Reuniões Prévias.

5.2	Ressalvado o disposto nos demais itens desta Cláusula V, nas Reuniões Prévias as matérias serão decididas por maioria simples dos votos das Partes presentes, computados conforme o item 5.1 acima.
5.2.1
As matérias descritas a seguir serão necessariamente deliberadas em Reunião Prévia e somente poderão ser aprovadas com o voto favorável de 67% (sessenta e sete por cento) do total das Ações Ordinárias Afetadas das Partes presentes à Reunião Prévia, computado conforme o item 5.1 acima:

(a)	Alterações do Estatuto da Companhia ou da CVRD, salvo em caso de exigência legal;

(b)
Aumento do capital social da Companhia ou da CVRD por subscrição de ações, criação de uma nova classe de ações, mudanças nas características das ações existentes ou redução do capital dessas sociedades;

(c)	Emissão pela CVRD de debêntures, conversíveis ou não em ações, bônus de subscrição, partes beneficiárias a título oneroso, opções para compra de ações ou qualquer outro título mobiliário;

(d)	Emissão pela Companhia de bônus de subscrição, opções para compra de ações ou qualquer outro título mobiliário, à exceção de debêntures e partes beneficiárias;

(e)	Determinação do preço de emissão de novas ações do capital da Companhia ou da CVRD e de quaisquer títulos mobiliários;

(f)	Operações de fusão, incorporação e cisão em que a CVRD seja parte, bem como sua transformação;

(g)	Requerimento pela Companhia ou pela CVRD, ou a respectiva suspensão de processos de liquidação, dissolução, concordata, falência ou atos voluntários de reorganização financeira;

(h)	Eleição e destituição do Presidente do Conselho;

(i)	Eleição e destituição do conselho de administração, inclusive do seu presidente, e da diretoria da CVRD;

(j)	Alienação ou aquisição pela CVRD de participações no capital de qualquer sociedade, bem como a aquisição de ações do capital da Companhia ou da CVRD para permanência em tesouraria;

(k)	Participação da CVRD em grupo de sociedades ou consórcios de qualquer natureza;

(l)
Celebração de acordo de distribuição, investimentos, comercialização, exportação, transferência de tecnologia, licença de marcas, exploração de patentes, concessão de uso e arrendamento em que a Companhia ou a CVRD seja parte, conforme venha a ser regulado em Reunião Prévia com o quorum deste item 5.2.1;

(m)	Aprovação e alteração do Business Plan;

(n)	Fixação da remuneração dos Conselheiros e dos conselheiros da CVRD e das atribuições do Conselho e do conselho de administração da CVRD;

(o)	Atribuição de participações nos lucros aos administradores da CVRD;

(p)	Fixação da remuneração e das atribuições dos Diretores e dos diretores da CVRD;

(q)	Modificação do objeto social da CVRD;

(r)	Distribuição de dividendos em montante diverso do previsto no estatuto da CVRD ou sua não distribuição, e pagamento de juros sobre o capital social da CVRD;

(s)	Escolha e distribuição de auditor independente da Companhia e da CVRD;

(t)	Constituição de ônus reais ou prestação de garantias, inclusive fianças pela CVRD, para garantir obrigações de terceiros, inclusive coligadas e controladas da CVRD;

(u)	Adoção de deliberação acerca de qualquer matéria que, por lei, dê ao acionista o direito de retirar-se da Companhia ou da CVRD mediante o reembolso de suas ações;

(v)
Eleição e destituição, pela diretoria da CVRD, dos representantes da CVRD nas sociedades por ela controladas ou a ela coligadas ou em outras sociedades nas quais a CVRD tenha o direito de indicar administradores; e

(w)	Alteração do limite máximo de endividamento da CVRD, da respectiva relação “debt/equity” e demais condições previstas no item 5.2.4 abaixo.

5.2.2	Serão necessariamente submetidas à Reunião Prévia e dependerão da aprovação dos acionistas titulares de 100% (cem por cento) das Ações Ordinárias Afetadas as deliberações sobre:
(a)	Contratação de empréstimos ou financiamentos pela Companhia;

(b)	Emissão de debêntures, conversíveis ou não em ações, pela Companhia;

(c)	Emissão de partes beneficiárias, a qualquer título, pela Companhia ou, a título gratuito, pela CVRD;

(d)	Constituição de ônus reais e/ou prestação de quaisquer garantias, inclusive fianças, pela Companhia;

(e)	Fusão, cisão ou incorporação em que seja parte a Companhia e sua participação em grupo de sociedades;

(f)	Atribuição de participação nos lucros a administradores da Companhia; e

(g)	Transformação da Companhia.
5.2.3
Na hipótese em que a SPE Fundações venha a alienar ao BNDESPAR, no prazo de 60 (sessenta) dias contados da data do Leilão, ações representativas de até 10% (dez por cento) do capital ordinário da VALEPAR, o percentual indicado no item 5.2.1 acima passará a ser de 75% (setenta e cinco por cento) do total das Ações Ordinárias Afetadas das Partes presentes à Reunião Prévia, computado conforme o item 5.1 acima.

5.2.4
As Partes se comprometem a fazer com que a Companhia, através dos membros por elas indicados no conselho de administração da CVRD, vote de maneira que a CVRD não incorra em endividamento líquido adicional que somado ao endividamento líquido da CVRD naquele momento, exceda a 40% (quarenta por cento) do patrimonio líquido da CVRD, de modo que a relação “debt/equity” (endividamento/patrimônio líquido) de 40/60 na CVRD não seja ultrapassada. Para fins do disposto neste item, entende-se por endividamento líquido o endividamento total com terceiros, incluindo dívida da CVRD com qualquer uma de suas subsidiárias, controladas e/ou coligadas, e quaisquer garantias prestadas pela CVRD a terceiros, e deduzidos o caixa e as aplicações de curto, médio e longo prazo.

5.2.5
As Partes desde logo obrigam-se a votar e fazer com que os seus representantes no Conselho de Administração votem (se for o caso) para o fim de determinar à Diretoria que vote nas assembléias gerais da CVRD no sentido de que a CVRD distribua aos seus acionistas, a título de dividendos, 50% (cinqüenta por cento) do lucro líquido do exercício em questão. A distribuição de dividendos em montante diverso ao previsto neste item estará sujeita a aprovação pelas Partes, em Reunião Prévia, na qual a matéria será aprovada pelo quorum previsto no item 5.2.1 acima.

5.2.6
As Partes obrigam-se a votar e fazer com que os seus representantes no Conselho de Administração votem (se for o caso) pela distribuição imediata da totalidade dos dividendos recebidos pela Companhia da CVRD. As Partes instruirão o Conselho de Administração a convocar a Assembléia Geral ou Reunião do Conselho (se for o caso) para deliberar sobre a redistribuição dos dividendos tão logo sejam eles recebidos da CVRD, aplicando-se a hipótese o art. 123 da Lei n° 6.404 de 15.12.76.

5.3	As Reuniões Prévias, previstas no item anterior, obedecerão às seguintes regras:
5.3.1
A Reunião Prévia ocorrerá no terceiro dia útil anterior ao da realização de cada uma das Assembléias Gerais, Reuniões do Conselho ou das assembléias gerais ou reuniões do conselho de administração da CVRD, quando tal convocação houver sido feita por uma das Partes.

5.3.2
A Reunião Prévia ocorrerá no terceiro dia útil anterior ao de cada uma das Assembléias Gerais, Reuniões do Conselho ou das assembléias gerais ou reuniões do conselho de administração da CVRD, quando a convocação de cada uma das Assembléias Gerais, Reuniões do Conselho ou das assembléias gerais ou reuniões do conselho de administração da CVRD houver sido feita por terceiros.

5.3.3
A Reunião Prévia se realizará na Cidade do Rio de Janeiro em endereço a ser definido entre as partes por maioria simples, sendo o mesmo informado, por escrito, às demais Partes até o 3° (terceiro) dia anterior ao da Reunião Prévia.

5.3.4	A Reunião Prévia poderá se realizar em qualquer local e a qualquer tempo se a ela estiverem presentes todas as Partes.

5.3.5	A Reunião Prévia somente se instalará com representação de quaisquer duas das Partes.

5.3.6
As Partes deverão receber, com a maior antecedência possível, da Companhia ou do conselho de administração da CVRD, conforme o caso, a agenda da Reunião Prévia e cópia de todos os documentos pertinentes às deliberações a serem tomadas.

5.4
Enquanto não ocorrer a aprovação da matéria na Reunião Prévia, o assunto não poderá ser submetido à apreciação da Assembléia Geral ou do Conselho ou da assembléia geral ou reunião do conselho de administração da CVRD. Na hipótese em que não for possível deixar de apreciar a matéria em Assembléia Geral ou em assembléia geral da CVRD, as Partes deverão exercer seus respectivos direitos de voto decorrentes das Ações Ordinárias Afetadas para o fim de suspender os trabalhos da Assembléia Geral ou da assembléia geral da CVRD até que a matéria seja por elas aprovada em Reunião Prévia.

5.5
Em qualquer hipótese, as deliberações tomadas nas Reuniões Prévias deverão ser registradas por escrito e vincularão os votos de todas as Partes na correspondente Assembléia Geral ou o voto dos Conselheiros por elas indicados na correspondente reunião do Conselho, quando a deliberação for tornada num desses colegiados.

5.6
A Parte que não comparecer à Reunião Prévia compromete-se, desde logo, a votar na Assembléia Geral e a fazer com que seus representantes votem na reunião do Conselho de acordo com o que vier a ser estabelecido na Reunião Prévia à qual não compareceu.

CLÁUSULA VI — ELEIÇÃO DOS CONSELHEIROS
6.1
As Partes se obrigam a votar e a fazer com que seus representantes votem nas Reuniões Prévias e Assembléias Gerais em que a eleição de Conselheiros for objeto de deliberação de acordo com o disposto nesta Cláusula.

6.2	O Conselho de Administração será composto de 12 (doze) Conselheiros titulares e respectivos suplentes, eleitos de acordo com os seguintes critérios:
6.2.1
Na primeira etapa, cada Parte indicará um número de Conselheiros igual à parte inteira do quociente obtido pela divisão da sua participação percentual no total de Ações Ordinárias Afetadas por 8,33% (oito vírgula trinta e três por cento), aproveitando-se as frações para a segunda fase, se for o caso.

6.2.2
Na segunda etapa, havendo vaga(s) de Conselheiro(s) a preencher, a indicação para o preenchimento de cada vaga caberá à Parte que detiver a maior fração restante da aplicação da divisão efetuada na la. etapa, sem que tal Parte possa concorrer à indicação para o preenchimento das eventuais vagas ainda remanescentes, para as quais o mesmo procedimento será aplicado. Fica observado que, caso haja empate entre as frações consideradas, a indicação do respectivo Conselheiro caberá à Parte empatada que tiver indicado o menor número de Conselheiros, sendo que a Parte derrotada estará concorrendo à indicação da vaga subsequente, se for o caso.

6.3
Qualquer Parte poderá, durante o periodo do(s) respectivo(s) mandato(s), substituir o(s) Conselheiro(s) que tiver indicado. Em tal situação, todas as Partes votarão a favor do nome assim proposto na Assembléia Geral convocada na forma da lei para tal fim, no prazo de 15 (quinze) dias contados da comunicação ao Presidente do Conselho feita pela Parte que desejar substituir seu Conselheiro;

6.4	Sempre que possível, as Partes abster-se-ão de deliberar qualquer assunto de relevância da Companhia até que o processo de substituição de Conselheiros seja completado.

6.5	O Presidente do Conselho será escolhido pelos Conselheiros, em reunião do Conselho convocada para tal fim, precedida da necessária Reunião Prévia.

CLÁUSULA VII — ELEIÇÃO DA DIRETORIA
7.1
A Diretoria da Companhia será composta de 2 (dois) Diretores, escolhidos entre os Conselheiros, sendo um dos Diretores escolhidos entre os Conselheiros indicados pela SPE Fundações e o outro Diretor escolhido dentre os Conselheiros indicados pela SPE CSN.

CLÁUSULA VIII — ELEIÇÃO DA ADMINISTRAÇÃO DA CVRD
8.1
Para fins de eleição dos conselheiros de administração da CVRD nas respectivas assembléias gerais, as Partes indicarão a totalidade dos conselheiros cuja indicação couber à Companhia proporcionalmente a participação das Partes na Companhia.

8.2	O Presidente do conselho de administração da CVRD será escolhido dentre os conselheiros, em reunião do conselho de administração da CVRD convocada para tal fim, precedida da necessária Reunião Prévia.

8.3
O diretor-presidente da CVRD será selecionado entre os nomes propostos em lista tríplice elaborada por empresa internacional de seleção de executivos (“head hunter”) e eleito em reunião do conselho de administração da CVRD convocada para tal fim, precedida da necessária Reunião Prévia.

8.4
Caberá ao diretor-presidente da CVRD propor ao conselho de administração da CVRD os nomes dos demais diretores da CVRD, que serão eleitos em reunião do conselho de administração da CVRD convocada para tal fim, precedida da necessária Reunião Prévia.

CLÁUSULA IX — RELAÇÕES COMERCIAIS ENTRE CVRD COM AS PARTES OU TERCEIROS
9.1
As relações comerciais e negócios em geral da CVRD deverão sempre ser contratados tendo em vista, primordialmente, o interesse da CVRD e ser compatíveis com condições e práticas eqüitativas as de mercado, verificadas a época da contratação de tais negócios.

CLÁUSULA X — EXERCÍCIO DO DIREITO DE VOTO
10.1
Além das providências previstas neste Acordo, as Partes concordam em fazer uso do direito de voto pertinente às suas Ações Ordinárias Afetadas e a tomar quaisquer outras providências necessárias para o exato cumprimento do Acordo, vedado a qualquer das Partes celebrar outros acordos de voto, com exceção do acordo que eventualmente seja celebrado entre INVESTVALE e BNDESPAR, caso venham a se tornar acionistas da Companhia e adirão a este Acordo e ao acordo de acionistas anexo ao Edital.

10.1.1
Para os fins desta cláusula consideram-se Ações Ordinárias Afetadas também as ações ordinárias de emissão de CVRD porventura detidas em carteira pelas acionistas de cada SPE que não tenham sido integralizadas à VALEPAR, pelo que deverão os acionistas das SPEs exercer os respectivos direitos de voto em conformidade com as diretrizes definidas na Reunião Prévia aqui prevista.

10.2
No caso em que alguma Parte ou sua controladora entre em processo de falência, concordata, liquidação judicial ou extrajudicial, sofra intervenção do poder público, ou tenha sua dissolução deliberada, todas as Ações Ordinárias Afetadas detidas por tal Parte permanecerão sujeitas a todas as cláusulas e condições deste Acordo, ficando entretanto suspenso o exercício dos seus respectivos direitos de voto, inclusive nas Reuniões Prévias.

CLÁUSULA XI — AQUISIÇÃO PELAS PARTES DE AÇÕES DA CVRD
11.1	A Companhia terá direito de preferência em relação às Partes à aquisição, a qualquer tempo, de ações do capital social da CVRD.

11.2
Ainda que não interesse à Companhia adquirir ações do capital social da CVRD, é vedado a qualquer das Partes adquiri-las diretamente, salvo mediante autorização das demais Partes, a ser tomada em reunião na qual a questão será aprovada pelo quorum de deliberação estabelecido no item 5.2.1.

CLÁUSULA XII — FISCALIZAÇÃO DA COMPANHIA
12.1
A Parte que o desejar poderá, a qualquer tempo, por meio do auditor independente da Companhia, fiscalizar os livros, registros e outros documentos da Companhia ou da CVRD, arcando a Parte com todos os custos e ônus correspondentes e tomando as medidas necessárias para não estorvar o funcionamento da Companhia e da CVRD ou da administração de qualquer delas.

CLÁUSULA XIII — TRANSFERÊNCIA DO CONTROLE DAS PARTES
13.1
O controle acionário de qualquer das Partes não poderá sofrer qualquer alteração sem que a Parte cujo controle será transferido ofereça, anteriormente, as Ações Ordinárias Afetadas as demais Partes, observados os princípios contidos na Cláusula III, referentes ao exercício do Direito de Preferência. Para os fins do exercício do Direito de Preferência de que trata este item, será considerado como Proposta (termo definido no item 3.2) o preço a ser estabelecido por avaliador escolhido por consenso entre as Partes.

13.1.1
Enquanto não concluídos os procedimentos previstos na Cláusula 111 deste Acordo, a Parte cujo controle foi transferido sem a observância do disposto no item 13.1 não poderá participar das Reuniões Prévias e as Ações Ordinárias Afetadas de sua propriedade terão suspenso o seu direito de voto.

13.2
Para os fins desta Cláusula, não será entendida como alternação de controle acionário: (a) da SPE Fundações, as transferências de ações do seu capital social, desde que entre os seus atuais acionistas e/ou para entidades fechadas de previdência privada; e (b) das demais Partes, as transferências de ações do seu capital social, desde que entre os seus atuais acionistas, obedecido o disposto abaixo.

13.3	Para os fins desta Cláusula:
(a)
o interveniente CSN deverá deter direta ou indiretamente, a qualquer tempo, a totalidade das ações com direito a voto do capital de sua respectiva SPE (que deverá corresponder, no mínimo, direta ou indiretamente, a 51% (cinqüenta e um por cento), do capital total) e a transferência de qualquer dessas ações ensejará as demais Partes o Direito de Preferência nos termos do item 13.1 acima;

(b)
a interveniente NationsBank, isoladamente ou em conjunto com um único outro investidor a ser por ela informado as Partes deste Acordo até a data de eficácia deste Acordo, deverá deter direta ou indiretamente, a qualquer tempo, as Ações do Controle da SPE Nations (conforme definidas no item 4.5 acima), cuja capital votante deverá corresponder, no mínimo, a 1/3 (urn terço) do capital total, e a transferência de qualquer das Ações do Controle da SPE Nations, ensejará as demais Partes o Direito de Preferência nos termos do item 13.1 acima;

(c)
não serão entendidas como alteração de controle acionário da parte SPE CSN as transferências de ações de seu capital social a seu acionista controlador e/ou controladas da SPE CSN e/ou a controlada de seu acionista controlador, aplicando-se ao novo acionista as mesmas regras aplicáveis a respectiva SPE nos termos deste Acordo;

(d)
não serão entendidas como alteração de controle acionário da parte SPE Nations as transferências de ações de seu capital social a seu acionista controlador e/ou controladas da SPE Nations e/ou a controlada de seu acionista controlador, nem, no caso de acionistas da SPE Nations constituídos sob a forma de fundo de investimento ou veículo de investimento coletivo semelhante, transferências de quotas de fundo ou veículo, ou transferência das ações do capital da SPE Nations a fundos administrados pelo mesmo gestor profissional do acionista da SPE Nations, desde que esse mesmo gestor profissional mantenha, em tais hipóteses, a titularidade da maioria das quotas com direito a voto representativas do patrimônio do fundo adquirente de tais ações do capital da SPE Nations, aplicando-se ao novo acionista as mesmas regras aplicáveis à respectiva SPE nos termos deste Acordo; e

(e)
as Partes, com exceção da SPE Nations, à qual se aplica a norma de (b) acima, poderão emitir ações de seu capital sem direito a voto até o limite de 49% (quarenta e nove por cento) do seu capital total.

CLÁUSULA XIV — DECLARAÇÕES, GARANTIAS E OBRIGAÇÕES
14.1	Cada Parte declara e garante para as outras Partes que:
(i)	é entidade devidamente organizada, existindo validamente e que está em boa situação, de acordo com as leis da jurisdição do local de sua constituição;

(ii)	possui todo o poder e autoridade necessários para possuir as Ações Ordinárias Afetadas e executar as obrigações previstas neste Acordo;

(iii)
a assinatura e cumprimento do Acordo foram autorizados por todos os seus atos societários e dos seus controladores (se necessário) e (a) não violam, nem violarão qualquer lei, regra, regulamento, ordem ou decreto que lhe seja aplicável, nem (b) violam seus estatutos e demais atos constitutivos;

(iv)	este Acordo é uma obrigação legal que obriga as Partes, sendo contra elas exegüível, de acordo com seus termos; e,

(v)
não há qualquer litígio pendente em que tal Parte ou qualquer de suas Associadas seja parte, que, se adversamente decidida, possa ter efeito substancial adverso na condição financeira de tal Parte ou em sua aptidão para cumprir as suas obrigações previstas no presente Acordo.

CLÁUSULA XV — CONFIDENCIALIDADE
15.1
As partes, por seus conselheiros, diretores, empregados e representantes, concordam em manter sigilosas e não divulgar a terceiros, sem o prévio consentimento escrito de todas as Partes, informações privilegiadas que digam respeito às atividades e aos negócios da Companhia ou da CVRD a que eles tenham tido acesso na qualidade de acionista da Companhia e da CVRD.

CLÁUSULA XVI — ALTERAÇÃO
16.1	Qualquer alteração ou modificação a este Acordo só poderá ser feita ou obrigará as Partes, se escrita e assinada por todas as Partes.
CLÁUSULA XVII — RENÚNCIAS
17.1
O fato de qualquer parte deixar de exigir, a qualquer tempo, o cumprimento do disposto neste Acordo ou deixar de exercer alguma opção, alternativa ou ‘direito nele outorgado, não significará renúncia a qualquer de suas disposições ou tampouco afetará sua validade ou direito, no todo ou em parte, assegurado a qualquer Parte, posteriormente exigir o cumprimento de toda e qualquer disposição deste Acordo, bem como de exercer aludida opção, alternativa ou direito, salvo quando disposto diversamente e de forma expressa neste Acordo. Nenhuma renúncia a qualquer disposição deste acordo será eficaz perante as outras Partes, a menos que por escrito e efetuada por representante legal da Parte renunciante.

CLÁUSULA XVIII — CESSÃO
18.1
Os direitos e obrigações das Partes neste Acordo não poderão ser transferidos ou cedidos na totalidade ou em parte, salvo da forma prevista neste acordo ou mediante o prévio consentimento por escrito das demais Partes.

CLÁUSULA XIX — COMUNICAÇÕES
19.1
Todas as comunicações previstas ou permitidas neste Acordo deverão ser feitas por escrito e serão consideradas como devidamente feitas guando transmitidas via telex, telegrama, fac-simile ou por transmissão eletrônica de dados (em cada caso sujeitas ao recebimento de código apropriado de recepção ou qualquer confirmação de recebimento), ou quando entregue por portador ou enviada mediante carta registrada ao endereço das Partes ou das pessoas autorizadas a receber tal comunicação, nos endereços a serem informados por cada Parte à Diretoria da Companhia.

CLÁUSULA XX — PRAZO DE VALIDADE
20.1	O Acordo terá validade por um período inicial de 20 (vinte) anos, contados da data de sua eficácia, prorrogáveis por iguais periodos de 10 (dez) anos, a critério das Partes.
CLÁUSULA XXI — ARQUIVAMENTO
21.1
De acordo com o art. 118 da Lei 6.404, de 15 de dezembro de 1976, uma das vias deste Acordo será arquivada na sede da Companhia. As obrigações resultantes deste Acordo serão registradas no Livro de Registro de Ações Nominativas da Companhia e nos respectivos Certificados de Ações, constituindo o mencionado registro impedimento a prática de quaisquer atos contrários às disposições deste Acordo, estando, portanto, a Companhia legitimamente autorizada a não efetuar, nesse caso, o registro desses atos e, portanto, recusar a transferência da propriedade ou titularidade de quaisquer direitos sobre as Ações Ordinárias Afetadas e/ou Direitos de Subscrição.

CLÁUSULA XXII — OBRIGATORIEDADE
22.1	Os termos e condições do Acordo beneficiarão e obrigarão irrevogável e irretratavelmente as Partes e seus respectivos sucessores a qualquer título e cessionários.
CLÁUSULA XXIII — LEI APLICÁVEL
23.1	Este Acordo e os direitos e as obrigações das Partes e da Companhia dele decorrentes serão regidos e interpretados de acordo com as leis do Brasil.
CLÁUSULA XXIV — ARBITRAGEM
24.1
Toda e qualquer questão que possa surgir entre as Partes com relação a este Acordo que não possa ser solucionada amigavelmente será submetida à arbitragem, nos termos da Lei 9.307, de 26 de setembro de 1996.

24.2
A arbitragem se processará de acordo com o regulamento da Comissão de Arbitragem da Associação Comercial do Rio de Janeiro, funcionando com um ou mais árbitros nomeados na conformidade do referido regulamento.

24.3	As Partes em divergência poderão, de comum acordo, promover conciliação antes da instalação da arbitragem, hipótese em que o conciliador será indicado na forma prevista no item 24.2.

CLÁUSULA XXV — DISPOSIÇÕES TRANSITÓRIAS
25.1
As Partes obrigam-se a, tão logo quanto possível, fazer convocar Assembléia Geral da Companhia e a nela votar para adaptar, no que seja necessário, o Estatuto ao disposto neste Acordo. Em caso de conflito prevalecerão; (a) as normas deste Acordo sobre as normas do Estatuto (exceto sobre aquelas cláusulas essenciais estipuladas no Edital), e (b) as normas do Acordo de Acionistas cujo modelo constitui anexo ao Edital sobre as normas deste Acordo.

CLÁUSULA XXVI — DISPOSIÇÕES ESPECÍFICAS
26.1
Na hipótese em que os SWEET RIVER FUND, fundo de investimentos constituído de acordo com as leis das Ilhas Cayman, administrado por Opportunity Asset Management Inc., venha, através de sua SPE ELETRON Participações S.A., a adquirir ações ordinárias do Capital da Companhia e a aderir a este Acordo, as Partes desde já concordam que caberá a essa acionista:

(a)	indicar um dos membros do conselho fiscal da CVRD, a ser eleito em assembléia geral da CVRD; e,

(b)	indicar, em lista tríplice, empresas de auditoria independente internacionalmente reconhecidas, entre as quais uma será escolhida pelas Partes, em Reunião Prévia, como previsto no item 5.2(s).
E, por estarem justas e contratadas, firmara o presente instrumento em 6 (seis) vias de igual teor, na presença das 02 (duas) testemunhas abaixo.

Rio de Janeiro, 24 de Abril de 1997

LITEL PARTIÇÕES S.A.

Por:	/s/

Nome:
Cargo:

CSN STEEL CORP.

Por:	/s/

Nome:
Cargo:

SWEET RIVER INVESTMENTS, LTD.

Por:	/s/

Nome:
Cargo:

Continuação da página de assinaturas do Anexo II ao Acordo de Investimento entre Caixa de Previdência dos Funcionários do Banco do Brasil — Previ, Fundação Petrobrás de Seguridade Social — Petros, Fundação Cesp, Fundação dos Economiários Federais — Funcef, Companhia Siderúrgica Nacional, e NationsBank Corporation, de abril de 1997 Intervenientes:

VALEPAR S.A.

Por:	/s/

Nome:
Cargo:

Companhia Siderúrgica nacional

Por:	/s/

Nome:
Cargo:

NATIONSBANK CORPORATION

Por:	/s/

Nome:
Cargo:

Testemunhas:
1.	/s/	2.	/s/

	Nome:		Nome:
	CPF:		CPF:

TERMO DE ADESÃO AO ACORDO DE ACIONESTAS DA VALEPAR S.A.
ELETRON S.A. companhia aberta com sede na cidade do Rio de Janeiro na Avenida Presidente Wilson 231, 28 andar (parte) CGC/MF 00.514.99810001-42 (doravante “SPE Opportunity”), vem pela presente aderir ao Acordo de Acionistas da VALEPAR S.A., assinado em 24 de abril de 1997, com as alterações abaixo especificadas, que são neste ato integralmente aceitas e aprovadas pelas Partes que ao final deste Instrumento também o subscrevem para todos os efeitos legais, inclusive para alterar e aditar as cláusulas do Acordo de Acionistas modificadas neste Instrumento.
Os termos definidos no Acordo de Acionistas possuem neste Instrumento o mesmo significado.
I
São procedidas as seguintes alterações no Acordo de Acionistas:
1. Inserir:
“2.3 As Partes desde logo obrigam-se a votar e fazer com que os seus representantes no Conselho de Administração votem, para o fim de determinar à Diretoria da Companhia que vote nas assembléias gerais da CVRD no sentido de que a CVRD proponha e aprove a alteração do estatuto ou contrato social de suas controladas diretas ou indiretas, de modo a adaptá-los aos mesmos princípios básicos definidos para a Companhia nos termos desta Cláusula II, observados os acordos de acionistas eventualmente em vigor.”
2. Inserir:
“3.14 Após a ocorrência do Resgate definido no item 13.4. abaixo e na hipótese em que: (a) a Parte Ofertante seja a SPE CSN, (b) a alienação das Ações Ofertadas nos termos da Proposta retire da SPE CSN o poder de, individualmente, em decorrência de sua participação no capital social da Companhia, bloquear a aprovação das matérias listadas no item 5.2.1 abaixo, e (c) a Parte Ofertada SPE Opportunity detenha Ações Ordinárias Afetadas do capital da Companhia em percentual que corresponda, na data da Liquidação Financeira do Leilão e após os aumentos do capital da Companhia de que tratam os itens 8.1 do Acordo de Investimento e 3.12 do Acordo de Acionistas (esse último se for o caso), a ações ordinárias do capital da CVRD no valor máximo de R$350.000.000,00 (trezentos e cinquenta milhões de reais) ao preço final obtido no Leilão, a SPE Opportunity terá o direito de, alternativamente a exercício do direito de preferência, exigir da Parte Ofertante SPE CSN que inclua a totalidade das Ações Ordinárias Afetadas de propriedade da Parte Ofertada SPE Opportunity para alienação ao Proponente, nas mesmas condições da Proposta do citado Proponente, sem o que a Parte Ofertante SPE CSN não poderá realizar a alienação de suas ações ao Proponente.”

3. Inserir:
“3.15 A qualquer tempo após dois anos da data da Liquidação Financeira do Leilão e condicionado à prévia ocorrência do Resgate (definido no item 13.4. abaixo) e que a Parte Ofertada SPE Opportunity detenha Ações Ordinárias Afetadas do capital da Companhia em percentual que corresponda, na data da Liquidação Financeira do Leilão e após os aumentos do capital da Companhia de que tratam os itens 8.1 do Acordo de Investimento e 3.12 do Acordo de Acionistas (esse último se for o caso), a ações ordinárias do capital da CVRD no valor máximo de R$350.000.000,00 (trezentos e cinquenta milhões de reais) ao preço final obtido no Leilão, a SPE Opportunity, para os fins deste item 3.15, deverá notificar a SPE CSN, caso receba proposta feita por terceiros não acionistas da Companhia (‘Terceira Comprador”) para a alienação da totalidade ou parte de suas Ações Ordinárias Afetadas que, em conjunto com a participação da SPE CSN, não ultrapasse a 45% do capital social da Companhia, até a data em que se completarem cinco anos da data da Liquidação Financeira do Leilão, e 49% do capital social da Companhia após essa data.
3.15.1 A SPE CSN deverá, dentro de trinta dias da data de tal notificação, fazer uma oferta por escrito, em caráter irrevogável e irretratável, para a compra das respectivas Ações Ofertadas ou informar à SPE Opportunity, por escrito, que não deseja comprar as referidas Ações Ofertadas.
3.15.2 No caso de a SPE CSN não se manifestar por escrito, presumir-se-á, para todos os efeitos legais, ter a SPE CSN renunciado a seu direito de fazer uma oferta para a compra das Ações Ofertadas.
3.15.3 No caso de haver oferta de compra feita pela SPE CSN, a mesma deverá ser revelada à SPE Opportunity simultaneamente à revelação pela SPE Opportunity à SPE CSN, dos termos e condições da proposta do Terceiro Comprador, bem como o nome e a relação completa dos acionistas que detenham, direta ou indiretamente, participação societária correspondente ou superior a 5% (cinco por cento) do capital do Terceiro o Comprador (“Data da Revelação”).
3.15.4 Se o preço oferecido à SPE Opportunity pelo Terceiro Comprador for igual ou em até 10% (dez por cento) superior ao Preço de Oferta da SPE CSN, a SPE CSN, terá, então, o direito de fazer, no prazo de 10 dias úteis contados da Data da Revelação, uma proposta de compra que iguale o preço e condições do Terceiro Comprador (“Oferta”).
3.15.5 Caso a SPE CSN venha a fazer tal Oferta, respeitados os termos do item 3.15.4 acima, esta será obrigatoriamente aceita pela SPE Opportunity. Uma vez aceita a Oferta da SPE CSN, a mesma será considerada Proposta nos termos do item 3.2 acima, sujeitando-se, assim, ao Direito de Preferência das demais Partes.
3.15.6 Não sendo exercido o direito aqui assegurado nos itens 3.15.4 e 3.15.5 ou sendo a proposta do Terceiro Comprador superior em 10% (dez por cento) ou mais que o Preço da Oferta da SPE CSN, a SPE Opportunity deverá seguir o procedimento previsto na Cláusula III deste Acordo no que se refere ao Direito de Preferência, excluindo-se a SPE CSN, em ambos os casos, do exercício do citado Direito de Prefêrencia.”
4. Substituir os itens 5.2.2 (a), (c) e (d), que passarão a vigorar com a seguinte redação, e inserir o item 5.2.2 (h):
“(a) contratado de empréstimos, financiamentos ou operações de arrendamento mercantil pela Companhia ou ainda a realização de outras operações que tenham economicamente natureza similar ou equivalente;”
“(c) emissão de partes beneficiárias a qualquer título pela Companhia ou pela CVRD;”

“(d) constituição de gravames, vínculos, restrições ou ônus reais ou pessoais sobre quaisquer ativos da Companhia e/ou prestação de garantias pela Companhia, inclusive fianças ou avais;”
“(h) alienação, a qualquer título, das ações da CVRD de propriedade da Companhia.”
5. Inserir:
“6.2.3 Independente do disposto no item 26.1.1 abaixo, fica assegurado à SPE Fundações o direito de indicar, no mínimo, número de membros do Conselho igual a sua participação na Companhia, mesmo que isto implique em aumento do número de Conseiheiros estabelecido no item 6.2.”
6. Inserir:
“8.5 A gestão dos negócios da CVRD será exercida por profissionais experientes, independentes e capacitados, que atendam às qualificações necessárias para os cargos por eles ocupados, sendo que eventuais vínculos de emprego ou referentes a qualquer outra forma de colaboração profissional existente entre as Partes e os futuros administradores da CVRD deverão ser definitivamente extintos antes de sua indicação.
8.5.1 Caso o Citibank N.A. venha a investir no capital da SPE Opportunity o montante total de R$200.000.000,00 (duzentos milhões de reais) mediante (a) o aporte R$100.000.000,00 (cem milhões de reais) na SPE Opportunity até a data da Liquidação Financeira do Leilão; e (b) o aporte de outros R$100.000.000,00 (cem milhões de reais) em até 45 dias após a data da Liquidação Financeira do Leilão, para o fim de permitir a que a SPE Opportunity compre Ações Ordinárias Afetadas de propriedade da SPE CSN e/ou da SPE Fundações, então, a SPE CSN e/ou a SPE Fundações, solidariamente, deverão segregar, a seu único e exclusivo critério quanto ao rateio, uma quantidade de Ações Ordinárias Afetadas que corresponda a R$100.000.000,00 (cem milhões de reais) com base no preço final obtido no Leilão, para serem compradas pelo Citibank N.A., direta ou indiretamente, sendo que nesse caso não se aplicará o Direito de Preferência na Transferência de Ações Ordinárias Afetadas previsto no Acordo de Acionistas, para que a operação de transferência das Ações Ordinárias Afetadas ao Citibank N.A, de forma direta ou indireta, através da SPE Opportunity seja livremente efetuada.
8.5.1.1 O preço de compra das Ações Ordinárias Afetadas, objeto da compra e venda de ações referida em (b) do item 8.5.1 será de R$100.000.000,00 (cem milhões de reais) acrescidos de juros e de atualização monetária a taxas a serem pactuadas pelas partes compradora e vendedora(s) dessas Ações Ordinárias Afetadas no momento da manifestação pela SPE CSN e/ou SPE Fundações quanto ao rateio referido neste item. O Citibank N.A. arcará com todos os encargos tributários incidentes sobre essa transação de compra e venda de ações.
8.5.1.2 Implementados os passos referidos no item 8.5.1 e 8.5.1.1 acima e enquanto o Citibank N.A. mantenha investimentos na SPE Opportunity no montante de R$101.000.000,00 (cento e um milhões de reais), a SPC CSN se compromete e se obriga, diretamente e através de seus conselheiros, a votar, em conjunto com a SPE Opportunity, pela não renovação do mandato de, no máximo, dois diretores da CVRD, com exceção do Diretor Presidente da CVRD, cujos nomes lhe tenham sido indicados, por escrito, pela SPE Opportunity, até um mês antes da realização da reunião do Conselho de Administração que deliberar sobre a matéria (“Indicação de Não-Recondução”).

8.5.2. Implementados os passos referidos no item 8.5.1 e observadas as condições previstas no item 8.5.1.1 e 8.5.1.2, o Fundo de Investimento em Ações — Carteira Livre que detém o controle acionário da SPE Opportunity (“Fundo Prime”) constituirá um Comitê de Investimentos (“Comitê”), para o qual é neste ato indicado como membro permanente o Sr. Jair Antonio Bilachi, portador da Carteira de Identidade no. 8726640 expedida pelo Instituto Ricardo Gumpleton Daunt — SP, inscrito no CPF/MF sob o no. 784.914.958-00, ou por Diretor da Caixa de Previdência dos Funcionários do Banco do Brasil — PREVI por ele indicado, ou, na sua falta ou impedimento, Diretor indicado pela unanimidade da Diretoria da PREVI.
8.5.2.1 Ao membro permanente indicado na forma do item 8.5.2 caberá, além das mesmas prerrogativas asseguradas aos demais membros do Comitê, o direito de vetar as eventuais recomendações formuladas pela SPE Opportunity na forma do item 8.5.1.2 para a não renovação do mandato de qualquer dos diretores da CVRD.”
7. Substituir o item 12.1, que passará a ter a seguinte redação:
“12.1 A parte que desejar poderá, a qualquer tempo, exigir que a Companhia, por meio do auditor independente da Companhia ou da CVRD, conforme o caso, efetivamente fiscalize os respectivos livros, registros e outros documentos da Companhia ou da CVRD, sendo disponibilizados de forma ampla e integral os livros, registros e outros documentos à Parte requerente, desde que esta arque com todos os cultos e ônus correspondentes, tomando as medidas necessárias para não estorvar o funcionamento da Companhia ou da CVRD, ou da administração de qualquer delas.”
8. Inserir:
“13.4 Não será considerada transferência do controle da SPE Opportunity a ocorrência simultânea, até o 25° môs calendário contado da data da Liquidação Financeira do Leilão, da alienação da maioria das quotas de emissão do Fundo Prime para até duas companhias brasileiras, e o resgate de tais quotas (alienação e resgate doravante referidas como “Resgate”), de modo que a(s) companhia(s) adquirente(s) passe(m) a ser acionista(s) da Companhia diretamente, desde que a(s) companhia(s) adquirente(s) adira(m) a este Acordo, com a interveniência de seu(s) acionista(s) controlador(es).
13.4.1 Considerar-se-à alienação do controle da SPE Opportunity:
(a) enquanto não se realizar o Resgate, a alienação de quaisquer das quotas do Fundo Prime, bem como de quaisquer das quotas e/ou participações societárias que assegurem que o Sweet River Fund é o acionista controlador da SPE Opportunity; e
(b) a qualquer tempo, a alienação, por Opportunity Asset Management Inc., de metade mais uma das quotas votantes de emissão do Sweet River Fund.”

9. Substituir a Cláusula 26.1 que passará a ter a seguinte redação:
“26.1 Desde que a SPE Opportunity venha a aportar R$100.000.000,00 (cem rnilhões de reais) na Companhia até a data da Liquidação Financeira do Leilão e enquanto a SPE Opportunity detiver participação no capital social da Companhia em percentual que corresponda, na data da Liquidação Financeira do Leilão e após os aumentos do capital da Companhia de que tratam os itens 8.1 do Acordo de Investimento e 3.12 do Acordo de Acionistas (este último, se for o caso), em ações ordinárias do capital social da CVRD ao valor de R$50.000.000,00 (cinquenta rnilhões de reais) ao preço final obtido no Leilão, a SPE Opportunity terá direito a:
(a) indicar um dos membros do conselho fiscal da CVRD, a ser eleito em assembléia geral da CVRD; e
(b) indicar, a cada três anos, em lista tríplice, empresas de auditoria independente internacionalmente reconhecidas, dentre as quais uma será obrigatoriamente escolhida pelas Partes, em Reunião Prévia, como previsto no item 5.2(s), para o período subsequente de três anos.
10. Inserir:
26.1.1 Após o Resgate, desde que (a) a SPE Opportunity venha a aportar R$100.000.000,00 (cem milhões de reais) na Companhia até a data da Liquidação Financeira do Leilão e (b) a SPE Opportunity detenha na data da respectiva eleição dos membros do Conseiho de Administração, participação no capital social da Companhia em percentual que corresponda, na data da Liquidação Financeira do Leilão e após os aumentos do capital da Companhia de que tratam os itens 8.1 do Acordo de Investimento e 3.12 do Acordo de Acionistas (este último, se for o caso), em ações ordinárias do capital social da CVRD ao valor de R$100.000.000,00 (cem milhões de reais) ao preço final obtido no Leilão, a SPE Opportunity terá o direito de indicar um dos membros do Conselho de Administração da Companhia e seu respectivo suplente, aplicando-se os critérios estipulados no item 6.2 apenas às Partes, exceto com relação a SPE Opportunity.”
II
As Partes deste Termo de Adesão obrigam-se a, no prazo máximo de 60 dias da data da Liquidação Financeira, proceder à consolidação do Acordo, de modo a incluir todas as disposições contidas neste termo de Adesão, com a interveniência do Banco Opportunity S.A., na condição de administrador Fundo Prime que detém o controle acionário da SPE Opportunity.
III
As demais cláusulas do Acordo de Acionistas não alteradas por este termo de Adesão permanecem inalteradas, sendo expressamente ratificadas neste instrumento, que passa a ser parte integrante do Acordo de Acionistas.

E por estarem assim justas e controladas, assinam o presente em 4 (quatro) vias, de igual teor e forma, na presença de 2 (duas) testemunhas.

Rio de Janeiro, 29 de abril de 1997.

ELETRON S.A.

Nome(s)	/s/

Cargo(s)

LITEL PARTICIPAÇÕES S.A.

Nome(s)	/s/

Cargo(s)

CSN STEEL CORP.

Nome(s)	/s/

Cargo(s)

SWEET RIVER INVESTMENTS, LTD.

Nome(s)	/s/

Cargo(s)

VALEPAR S.A.

Nome(s)	/s/

Cargo(s)

COMPANHIA SIDERÚRGICA NACIONAL

Nome(s)	/s/

Cargo(s)

NATIONSBANK CORPORATION

Nome(s)	/s/

Cargo(s)

BANCO OPPORTUNITY S.A.

Nome(s)	/s/

Cargo(s)

Testemunhas:
1	/s/

2	/s/

TERMO ADITIVO AO INSTRUMENTO PARTICULAR DE
ACORDO DE ACIONISTAS DA VALEPAR S.A.
Assinam este instrumento:
I. LITEL PARTICIPAÇÕES S.A., sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Presidente Wilson, 231, 10° andar, parte, inscrita no CGC/MF sob o n° 00.743.065/0001-27, por seus representantes abaixo assinados (“SPE Fundações”);
II. CSN STEEL CORP., sociedade devidamente organizada e validamente existente de acordo com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE CSN”);
III. SWEET RIVER INVESTMENTS, LTD., sociedade devidamente organizada e validamente existente de acordo com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE Nations”);
IV. ELETRON S.A. companhia aberta com sede na cidade do Rio de Janeiro na Avenida Presidente Wilson 231, 28 andar (parte) CGC/MF 00.514.998/0001-42, por seus representantes legais, doravante “SPE Opportunity”;
(SPE Fundações, SPE CSN, SPE Nations e SPE Opportunity, individualmente referidas como “Parte” e conjuntamente referidas como “Partes”);
Como Intervenientes:
V. VALEPAR S.A., sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller, 116, 36° andar, parte, inscrita no Cadastro Geral de Contribuintes do Ministério da Fazenda sob o n° 01.772.413/0001-57, por seus representantes abaixo assinados, doravante simplesmente referida como “Companhia”;
VI. COMPANHIA SIDERÚRGICA NACIONAL, sociedade anônima, devidamente organizada e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller n° 116, 36° andar, inscrita no CGC/MF sob o n° 33.042.730/0001-04, por seus representantes abaixo assinados, na qualidade de acionista titular da totalidade das ações ordinárias do capital social da SPE CSN, doravante simplesmente referida como “CSN”;
VII. NATIONSBANK CORPORATION, sociedade anônima, devidamente organizada e validamente existente de acordo com as leis do Estado da Carolina do Norte, Estados Unidos da América, com sede em 100 North Tryon St., Charlotte, North Carolina, Estados Unidos da América, controladora indireta da SPE Nations, através de sua subsidiária Blue Ridge Investments L.L.C., por seus representantes abaixo assinados, doravante simplesmente referida como “NationsBank”; e

VIII. BANCO OPPORTUNITY S.A., instituição financeira devidamente organizada e existente de acordo com as leis do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Av. Presidente Wilson, 231, 28° andar, por seus representantes legais controladora indireta da SPE Opportunity, doravante referida como “Opportunity”;
CONSIDERANDO QUE:
•
As Partes, exceto a SPE Opportunity, assinaram, em 24.04.97, o Acordo de Acionistas da Valepar S.A. (o “Acordo”), por meio do qual ficaram regulados determinados aspectos de suas relações como acionistas da Valepar S.A. (a “Companhia”), conforme autoriza o artigo 118 da Lei no. 6.404, de 15 de dezembro de 1976;

•	A SPE Opportunity tornou-se Parte do Acordo, em 29.04.97, mediante a assinatura do respectivo termo de adesão; e
•	As Partes desejam alterar o Acordo, na forma abaixo.
Resolvem as Partes, como de fato e de direito resolvido têm, celebrar o presente Termo Aditivo ao Acordo de Acionistas da Valepar S.A., que será regido pelas cláusulas e condições adiante aduzidas:
1. Com relação ao item 3.12 do Acordo de Acionistas, todas as Partes, exceto a SPE Fundações e SPE CSN, expressam neste ato sua irrevogável aprovação à adesão da INVESTVALE e/ou BNDESPAR ao Acordo, ficando pendente para a efetivação da referida adesão, apenas a aprovação da SPE Fundações e da SPE CSN.
2. As Partes resolvem alterar o item 5.2.3 do Acordo de Acionistas, que passará a ter a seguinte redação:
“5.2.3. Na hipótese em que a SPE Fundações venha a alienar INVESTVALE e/ou BNDESPAR ou qualquer destas venha a adquirir de qualquer Parte, no prazo de 60 (sessenta) dias contados da data do Leilão, ações ou direitos de subscrição de ações representativas do capital ordinário da VALEPAR, fica acertado que, a critério da SPE Fundações e/ou da SPE CSN, o percentual indicado no item 5.2.1 acima poderá ser elevado para 75% (setenta e cinco por cento) do total das Ações Ordinárias Afetadas das Partes presentes à Reunião Prévia, computado conforme o item 5.1 acima.”
Permanecem inalteradas as demais cláusulas do Acordo não alteradas, por este Termo Aditivo, sendo as mesmas expressamente ratificadas neste instrumento, que passa a fazer parte integrante do Acordo.

Estando assim justo e contratado, assinam as Partes o presente instrumento em 4 (quatro) vias de igual teor e forma, na presença das testemunhas abaixo assinadas.

Rio de Janeiro, 30 de abril de 1997.

LITEL PARTICIPAÇÕES S.A.

Por:	/s/

Nome:
Cargo:

CSN STEEL CORP.

Por:	/s/

Nome:
Cargo:

Continuação da página de assinaturas do Termo Aditivo ao Acordo de Investimento entre Caixa de Previdência dos Funcionários do Banco do Brasil — Previ, Fundação Petrobrás de Seguridade Social — Petros, Fundação Cesp, Fundação dos Economiários Federais — Funcef, Companhia Siderúrgica Nacional, e NationsBank Corporation, de abril de 1997.

SWEET RIVER INVESTMENTS, LTD.

	Por:	/s/
Nome:
Cargo:

Intervenientes:

VALESPAR S.A.

	Por:	/s/
Nome:
Cargo:

COMPANHIA SIDERÚRGICA NACIONAL

	Por:	/s/
Nome:
Cargo:

NATIONSBANK CORPORATION

	Por:	/s/
Nome:
Cargo:

BANCO OPPORTUNITY S.A.

Por:
Nome:
Cargo:

Testemunhas:
1.	/s/	2.	/s/
	Nome:		Nome:
	CPF:		CPF:
	Ident.:		Ident.:

ADITIVO AO ACORDO DE ACIONISTAS DA VALEPAR
Pelo presente instrumento e na melhor forma de direito, as PARTES abaixo, doravante em conjunto designadas “PARTES”,
I-
LITEL PARTICIPAÇÕES S.A., sociedade anônima, devidamente organizada e validamente existente de ACORDO com as leis da República Federativa do Brasil com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Presidente Wilson, 231’ 10° andar, parte, inscrita no CGC/MF sob o n° 00.743.065/0001-27 por seus representantes abaixo assinados (“SPE Fundações”);

II-
CSN STEEL CORP., sociedade devidamente organizada e validamente existente de ACORDO com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE CSN”);

III-
SWEET RIVER INVESTMENTS, LTD., sociedade devidamente organizada e validamente existente de ACORDO com as leis das Ilhas Cayman, com sede em Ugland House, PO Box 309, George Town, Cayman, Ilhas Cayman, British West Indies, por seus representantes abaixo assinados (“SPE Nations”);

IV-
ELETRON S.A., sociedade anônima, devidamente organizada e validamente existente de ACORDO com as leis da República Federativa do Brasil. com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Presidente Wilson, 231, 28° andar, parte, inscrita no CGC/ML sob o n° 00.514.998/0001-42, por seus representantes abaixo assinados (“SPE Opportunity”);

V-
CLUBE DE INVESTIMENTO DOS EMPREGADOS DA VALE, condomínio fechado constituído segundo as normas da Instrução no 40/84, alterado pelas Instruções 45/85 e 54/86, todas da CVM, inscrito na Bolsa de Valores do Rio de Janeiro sob o n°1169/94, com sede na Av. Presidente Wilson, 228/12° andar - Rio de Janeiro — RJ, inscrito no CGC/MF sob o n° 003.74829/0001-54, por seus representantes abaixo assinados neste ato denominado simplesmente INVESTVALE; e

VI-
BNDES PARTICIPAÇÕES S.A. — BNDESPAR, subsidiária integral do Banco Nacional de Desenvolvimento Econômico e Social — BNDES, com sede em Brasília — DF, e escritório de serviços nesta Cidade, na Avenida República do Chile, n° 100, 18° a 21° andares, inscrita no CGC sob o n° 00.383.281/0001-09, por seus representantes abaixo assinados, doravante denominado BNDESPAR;

Com a interveniência de,
VII-
VALEPAR S.A., sociedade anônima, devidamente organizada e validamente existente de ACORDO com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller, 116, 36° andar parte inscrita no Cadastro Geral de Contribuintes do Ministério da Fazenda sob o n° 01.779.413/0001- 57 por seus representantes abaixo assinados, doravante simplesmente referida como “VALEPAR”;

VIII-
COMPANHIA SIDERÚRGICA NACIONAL, sociedade anônima. devidamente organizada e validamente existente de ACORDO com as leis da República Federativa do Brasil. com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Rua Lauro Muller n° 116. 36° andar, inscrita no CGC/MF sob o n° 33.042.730/0001-04, por seus representantes abaixo assinados, na qualidade de acionista titular da totalidade das ações ordinárias do capital social da SPE CSN, doravante simplesmente referida como “CSN”; e

IX-
NATIONSBANK CORPORATION, sociedade anônima, devidamente organizada e validamente existente de ACORDO com as leis do Estado da Carolina do Norte, Estados Unidos da América, com sede em 100 North Tryon St., Charlotte, North Carolina. Estados Unidos da América, integrante do grupo de controle da SPE Nations, através de sua subsidiária Blue Ridge Investments L.L.C., por seus representantes abaixo assinados, doravante simplesmente referida como “NationsBank”;

X-
BANCO OPPORTUNITY S.A., sociedade anônima, devidamente organizada e validamente existente de ACORDO com as leis da República Federativa do Brasil, com sede na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, na Avenida Presidente Wilson, 231, 28° andar, parte, inscrita no CGC/MF sob o n° 33.857.830/0001-99, por seus representantes abaixo assinados, na qualidade de administrador do fundo de investimento que detém o controle acionário da SPE Opportunity, doravante simplesmente referida como “Opportunity”; e

Considerando que:
(i)
Em 24 de abril de 1997, SPE Fundações, SPE CSN e SPE Nations celebraram um ACORDO de Acionistas (o “ACORDO”), por intermédio do qual estabeleceram as regras e condições que irão regular as sua relações no âmbito da sociedade de propósito específico por elas criada (“VALEPAR”) para participar do LEILÃO (o “LEILÃO”) e deter as ações por elas adquiridas no processo de privatização da Companhia Vale do Rio Doce, nos termos do Edital n° PND-A-01/97/CVRD (o “Edital”). O ACORDO foi objeto dos termos aditivos e termos de adesão cujas cópias, rubricadas pelos signatários, constituem parte integrante deste instrumento;

(ii)	os empregados, por via do INVESTVALE, têm interesse em participar da SPE vencedora do LEILÃO conforme lhes faculta o Edital;
(iii)
o BNDESPAR, tendo em vista a prévia e expressa manifestação de interesse do INVESTVALE, também tem interesse em participar da SPE vencedora do LEILÃO com recursos financeiros, conforme oferta publicada em Comunicado de 25 de abril de 1997;

(iv)	as PARTES signatárias do ACORDO aceitam e concordam com a participação da INVESTVALE e do BNDESPAR no capital da VALEPAR;

(v)	as PARTES desejam regular as condições de adesão do INVESTVALE e do BNDESPAR ao ACORDO;
Resolvem celebrar o presente Aditivo ao ACORDO, o que fazem na forma e nos termos das cláusulas e condições a seguir estabelecidas:
Cláusula Primeira — Definições
1.1	As definições constantes da Cláusula I do ACORDO serão utilizadas com o mesmo sentido no presente instrumento.
1.2.	Adicionalmente, a expressão abaixo terá o seguinte significado:
“Direito de Prioridade na Preferência” significa o direito atribuído por todas as demais PARTES ao BNDESPAR de prioridade no exercício do direito de preferência, caso o INVESTVALE deseje vender, ceder, transferir, conferir ao capital de outra sociedade, transmitir ou de qualquer outra forma alienar ou dispor da totalidade ou parte das Ações Ordinárias Afetadas e/ou quaisquer outros direitos de subscrição delas decorrentes de titularidade do INVESTVALE.
Cláusula Segunda — Participação do INVESTVALE no capital da VALEPAR
2.1.
Para efeito do item 3.12 da Cláusula III do ACORDO, o INVESTVALE compromete-se, irrevogável e irretratavelmente, a participar no aumento de capital social da VALEPAR mediante subscrição e integralização de 1.125.000 (um milhão cento e vinte e cinco mil) ações ordinárias da CVRD adquiridas na Oferta aos Empregados ficando expressamente entendido (1) que essas ações serão incorporadas ao capital da VALEPAR pelo mesmo preço por ação pago pela VALEPAR no LEILÃO e (ii) que a integralização dessas ações ocorrerá até 30 (trinta) dias após a data de liquidação financeira da Oferta aos Empregados.

2.2.
Para efeito do item 3.12 da Cláusula III do ACORDO, o BNDESPAR adquire, nesta data, da SPE Fundações 11.250.000 (onze milhões duzentos e cinquenta mil) ações ordinárias de emissão da VALEPAR ao preço unitário de R$32,00 (trinta e dois reais), no valor total de R$360.000.000,00 (trezentos e sessenta milhões de reais), a este valor serão acrescidas despesas, tais como emolumentos e a Contribuição Provisória sobre Movimentação Financeira — CPMF.

Cláusula Terceira — Principios Básicos da Companhia
3.1
A alínea (b) do item 2.1 da Cláusula II do ACORDO, passará a ter a seguinte redação: “(b) A gestão de negócios da CVRD será exercida por profissionais experientes, independentes e capacitados, que atendam às qualificações necessárias para os cargos por eles ocupados, incluindo-se nesta exigência os empregados da CVRD, sendo que eventuais vínculos de emprego ou referentes a qualquer outra forma de colaboração profissional existentes entre as PARTES e os futuros administradores da CVRD deverão ser definitivamente extintos antes de sua indicação, ressalvado, no caso do INVESTVALE, os empregados da CVRD.”

Cláusula Quarta — Direito de Preferência na Transferência das Ações Ordinárias Afetadas e de Direitos de Subscrição
4.1	Durante o prazo de 5 anos contados da Data da Liquidação Financeira do LEILÃO, no que concerne à Cláusula III do ACORDO, observar-se-ão as seguintes regras especiais:
4.1.1
As PARTES, desde já, renunciam expressamente ao Direito de Preferência previsto no ACORDO, caso o INVESTVALE ou BNDESPAR desejem vender, ceder, transferir, transmitir, permutar ou, de qualquer forma, alienar ou dispor no todo ou em parte de suas Ações Ordinárias Afetadas de um para outro.

4.1.2
O BNDESPAR terá o Direito de Prioridade na Preferência para aquisição das ações e/ou direitos ofertados pelo INVESTVALE, desde que, no prazo de 10 (dez) dias contados da data do recebimento pelas PARTES Ofertadas do aviso da Parte Ofertante, na forma do disposto no item 3.2 do ACORDO, o BNDESPAR envie notificações por escrito ao INVESTVALE indicando que deseja exercer o Direito de Prioridade na Preferência sobre a totalidade e não menos que a totalidade das ações e/ou direitos ofertados.

4.1.3
Caso não tenha enviado a notificacão supra referida, o que equivale à renúncia ao exercício do Direito de Prioridade na Preferência pelo BNDESPAR, este manterá o seu direito de preferência nos termos previstos na Cláusula III do ACORDO.

4.1.4
Na hipótese de proposta de qualquer das PARTES ou de terceiros para a aquisição das Ações Ordinárias Afetadas e/ou Direitos de Subscrição do INVESTVALE e do BNDESPAR, as respectivas ações serão consideradas um bloco único para o efeito do exercício do direito de preferência.

4.1.5
Em caso de proposta para aquisição de apenas parte das Ações Ordinárias Afetadas e/ou Direitos de Subscrição do INVESTVALE e do BNDESPAR, as ações e/ou os direitos de subscrição objeto da proposta continuarão a representar um bloco único, sendo que, dentre as ações vendidas, considerar-se-ão primeiramente alienadas as Ações Ordinárias Afetadas e/ou Direitos de Subscrição do INVESTVALE.

4.2	O BNDESPAR poderá vender suas Ações Ordinárias Afetadas em leilão próprio, observadas as seguintes condições:
a) comunicar as demais PARTES, com antecedência mínima de 45 (quarenta e cinco) dias da data da realização do leilão, a quantidade e o preço mínimo de leilão das Ações Ordinárias Afetadas;
b) realizar pré-qualificação dos terceiros interessados na aquisição das Ações Ordinárias Afetadas, comunicando as demais PARTES, até 10 (dez) dias antes da realização do leilão, a qualificação completa dos terceiros interessados;

c) até 5 (cinco) dias anteriores à data da realização do leilão, a Parte interessada deverá informar ao BNDESPAR e às demais PARTES da sua firme intenção de adquirir a totalidade, aí incluída as eventuais sobras, das Ações Ordinárias Afetadas ao preço mínimo de leilão;
d) realizado o leilão, a Parte (ou PARTES) que manifestou (ou manifestaram) a firme intenção de adquirir as Ações Ordinárias Afetadas terá (ou terão) o prazo de 3 (três) dias úteis para efetuar o pagamento, no caso de preço mínimo, e o prazo de 5 (cinco) dias úteis contados da data da realização do leilão, para confirmar o interesse, liquidando no oitavo dia útil contado da data do leilão, na hipótese do valor das Ações Ordinárias Afetadas ser superior ao preço mínimo estabelecido.
4.2.1
Caso as Ações Ordinárias Afetadas obtenham no leilão preço superior ao mínimo estabelecido, a confirmação do interesse das PARTES Ofertadas na aquisição de tais ações pelo preço superior (“Confirmação”) deverá ser precedida de reunião das PARTES Ofertadas a se realizar no mesmo local onde tiver ocorrido a última Reunião Prévia, iniciando-se às 9:00 horas do último dia do prazo para a Confirmação (caso outro local ou data não seja estabelecido por consenso entre as PARTES Ofertadas). A reunião das PARTES Ofertadas terá como ordem do dia implementar, de forma sumária, o procedimento estabelecido nos itens 3.2 a 3.4 para o exercício do Direito de Preferência, sendo certo que em tal reunião o procedimento estabelecido nos itens 3.2 e 3.3 deverá se entender no máximo pelo período de 2 horas. Desta forma, ao final de tal reunião, caso haja interesse das PARTES Ofertadas na aquisição das respectivas Ações Ordinárias Afetadas, as PARTES Ofertadas presentes deverão assinar e enviar a Confrmação indicando a proporção estabelecida nos termos deste parágrafo, sendo certo que a ausência de qualquer das PARTES Ofertadas na reunião em questão será considerada renúncia aos respectivos Direitos de Preferência.

Cláusula Quinta — Eleição dos Conselheiros
5.1
Para efeitos dos procedimentos da Cláusula VI do ACORDO, o INVESTVALE e o BNDESPAR constituir-se-ão em bloco único, com vista à determinação do número de Conselheiros a serem indicados nos termos do item 6.2 do ACORDO.

5.2	É assegurado ao INVESTVALE o direito de eleger um membro do Conselho de Administração da VALEPAR, caso sua participação não seja suficiente para eleger um Conselheiro.
Cláusula Sexta — Exercício do Direito de Voto
6.1
Para todos os efeitos, o direito de voto do INVESTVALE e o do BNDESPAR será considerado como um bloco único, podendo, para tanto, o INVESTVALE e o BNDESPAR firmar ACORDO entre si, sendo que o INVESTVALE será o único representante perante as demais PARTES e a VALEPAR.

Cláusula Sétima — Disposições Transitórias
7.1
Nas Reuniões Prévias que antecederem as Assembléias Gerais e reuniões do Conselho de Administração, tanto da VALEPAR quanto da CVRD e que vierem a ser realizadas até à efetivação do aumento de capital da VALEPAR a fim de integrar o INVESTVALE e o BNDESPAR, conforme a Cláusula Segunda deste Aditivo, bem como para integrar ações ordinárias da CVRD de titularidade dos acionistas da SPE Fundações ao capital da VALEPAR, será assegurado ao INVESTVALE, BNDESPAR e à SPE Fundações o pleno exercício dos direitos previstos neste Aditivo e no ACORDO, na proporção das ações da VALEPAR previstas neste instrumento.

7.2
A integralização das ações no capital social da VALEPAR deverá ocorrer (i) no prazo de até 30 (trinta) dias contados da data da liquidação financeira da Oferta aos Empregados, no caso do INVESTVALE e (ii) no prazo de até 30 (trinta) dias da data da Assembléia Geral da VALEPAR que deliberar sobre o aumento do seu capital social, no caso da SPE Fundações, reconhecendo as PARTES que o ACORDO tornou-se válido e eficaz na data da liquidação financeira do LEILÃO.

Permanecem em vigor todas demais cláusulas do ACORDO não modificadas por este Aditivo.

E por estarem assim justas e contratadas as PARTES firmam o presente o instrumento em 10 (dez) vias de igual teor e forma, na presença das testemunhas abaixo assinadas.

Rio de Janeiro, 14 de maio de 1997
/s/
LITEL PARTICIPAÇÕES S.A.

/s/
CSN STEEL CORP.

/s/
SWEET RIVER INVESTMENTS, LTD.

/s/
CLUBE DE INVESTIMENTO DOS EMPREGADOS DA VALE

/s/
ELETRON S.A.

/s/
BNDES PARTICIPAÇÕES S.A. — BNDESPAR

/s/
VALEPAR S.A.

/s/
COMPANHIA SIDERÚRGICA NACIONAL

/s/
NATIONSBANK CORPORATION

/s/
BANCO OPPORTUNITY S.A.

Testemunhas:
Nome	Nome
CPF	CPF

CSN STEEL CORP.
P.O. BOX 1043
GEORGE TOWN
GRAND CAYMAN,
CAYMAN ISLANDS
Rio de Janeiro, 19 de julho de 1999.
À
Bradesplan Participações S.A.
Cidade de Deus, Vila Yara
Osasco — SP
At.: Dr. Milton Vargas
Opportunity Anafí Participações S.A.
Av. Presidente Wilson n° 231, 28° andar, parte,
Centro — Rio de Janeiro — RJ
At.: Dr. Gilberto Braga
Ref: Instrumento Particular de Acordo de Acionistsa da Valepar S.A. e seus posteriores aditivos.
Prezados Senhores,
Tendo em vista a adesão de V. Sas ao Instrumento Particular de Acordo de Acionistas da Valepar S.A. e seus posteriores aditivos (“Acordo”), vimos por meio desta informar que, na forma do disposto no subitem 5.2.3 do Acordo (anexo) e da correspondência de 27/06/97 (anexa), as matérias discriminadas no item 5.2.1 do Acordo são necessariamente deliberadas em Reunião Prévia e somente podem ser aprovadas com o voto favorável de 75% (setenta e cinco por cento) do total das Ações Ordinárias Afetadas pelas Partes presentes à Reunião Prévia.
Atenciosamente,
CSN Steel Corp.

/s/ Lauro Henrique Campos Rezende	/s/ Claudia de Azeredo Santos

Lauro Henrique Campos Rezende Vice-President	Claudia de Azeredo Santos Secretary

C/C:	Litel Participações S.A. — Dr. Luiz Tarquinio Sardinha Ferro
Eletron S.A. — Dr. Daniel Valente Dantas
Sweet River Investments, Ltd. — Dr. André Baraké
Clube de Investimento dos Empregados da Vale — INVESTVALE- Dr. Otto Souza Marques, Jr.
BNDES Participações S.A. — BNDESPAR — Dr. José Luiz Osório de Almeida Fiho
Textília S.A. — Dr. Benjamin Steinbruch
CSN Panama, S.A. — Dr. Lauro Henrique Campos Rezende
Companhia Vale do Rio Doce — Dr. Pedro Mariani
Valespare S.A. — Dra. Cláudia de Azeredo Santos

CSN STEEL CORP.
P.O. BOX 1043
GEORGE TOWN
GRAND CAYMAN,
CAYMAN ISLANDS

DATA: 27/06/97 PARA:	PAGINAS: 1/1 FAX:

Jair Antonio Bilachi Litel Participacões S.A.	553-7337

André Baraké Sweet River Investments, Ltd.	(011) 3030-3933

Luiz Orenstein Eletron S.A.	240-9575

Francisco Valadares Póvoa Clube de Investimento dos Empregados da Vale — Investvale	220-1324

DE:	Lauro Henrique Campos Rezende e Claudia de Azeredo Santos CSN Steel Corp.
NOSSO FAX N° (021) 545-1504
REFERENCIA: URGENTE
No caso de não receber todas as páginas charmar: (021) 545-1443 ou (021) 545-1511
Prezados Senhores,
Em conformidade com o disposto no subitem 5.2.3 do Instrumento Particular de Acordo de Acionistas, celebrado em 24/04/97, e seus posteriores aditamentos, a CSN Steel Corp. vem, por meio desta, informar que decidiu elevar o percentual necessário para aprovação nas Reuniões Prévias das matérias discriminadas no subitem 5.2.1 do refereido Acordo para 75% (setenta e cinco por cento) do total das Ações Ordinárias Afetadas pela Partes presentes à Reunião Prévia.
Atenciosamente,
CSN STEEL CORP.

/s/ Lauro Henrique Campos Rezende	/s/ Claudia de Azeredo Santos

Lauro Henrique Campos Rezende Vice-President	Claudia de Azeredo Santos Secretary

Rio de Janeiro, 07 de março de 2003
Via excedente selo n. RCO72837
À
VALEPAR S.A.
Av. Graça Aranha, 26, 19° andar (parte)
Rio de Janeiro — RJ
At.	Diretor Presidente Fax: 21 3814 8810/3814 4493

Diretor Jurídico Fax: 21 3814 9921
E AOS DESTINATÁRIOS NA LISTA ANEXA
NOTIFICAÇÃO
Prezados Senhores,
LITELA PARTICIPAÇÕES S.A., sociedade anônima devidamente constituida e validamente existente de acordo com as leis da República Federativa do Brasil, com sede na Rua da Assembléia, n° 100 — 17° andar, na Cidade do Rio de Janeiro, Estado do Rio de Janeiro, inscrita no CNPJ/MF sob o n° 05.495.546/0001-84, neste ato representada na forma de seu Estatuto Social, informa que adquiriu, na presente data, 6.643.811 (seis milhões, seiscentas e quarenta e três mil e oitocentas e quatorze) ações ordinárias emissão da Valepar S.A. ofertadas pela Sweet River Investments Ltd. (“Ações Valepar”).

Ante o exposto e tendo em vista os termos do Instrumento Particular de Acordo de Acionistas da Valepar S.A. firmado em 24 de abril de 1997 e seus aditivos (“Acordo Valepar”), mais especificamente em obediência ao disposto no item 3.8 do acordo em referência, vimos pela presente NOTIFICAÇÃO comunicar-lhes nossa adesão formal, incondicional e irrevogável aos termos do Acordo Valepar.
Atenciosamente,

LITELA PARTICIPAÇÕES S.A.

/s/ Ricardo Carvalho Giambroni	/s/ Octavio Mauro Muniz Freire Alves

Ricardo Carvalho Giambroni, Chief Executive Officer	Octavio Mauro Muniz Freire Alves, Officer

Interveniente:

LITEL PARTICIPAÇÕES S.A.

/s/ Ricardo Carvalho Giambroni	/s/ Octavio Mauro Muniz Freire Alves

Ricardo Carvalho Giambroni	Octavio Mauro Muniz Freire Alves

LISTA DE DESTINATÁRIOS

Sweet River Investments Limited
At. Mr. Adrian Pope
Maples & Calder
Ugland House
PO Box 309
South Church Street, George Town
Grand Cayman, Cayman Islands
British West Islands, British West Indies
Fax: 345 949 8080
Sweet River Investments Limited
Bank of America — Brasil S.A.
Av. Brigadeiro Faria Lima, 1485, 7° andar
Torre Norte, São Paulo — SP
01451-904
Fax: 11 3038 4960
At. Mr. Ian Robert Dubugras, Jr.
Babié Participações Ltda.
Av. Brigadeiro Faria Lima, 3.064, 6° andar
01451-000
São Paulo — SP
At. Diretor Presidente
Fax: 11 3049 3935
BNDES Participações S.A. — BNDESPar
Av. República do Chile, 100, 10° / 19° andares
20031-170
Rio de Janeiro — RJ
At. Diretor Presidente
Fax: 21 2240 3890 12533 1538 13814 4696
Banco Opportunity S.A.
Av. Presidente Wilson, 231, 28° andar
20030-021
Rio de Janeiro — RJ
At. Diretor Presidente
Fax: 21 3804 3480
Bank of America Corporation
General Counsel
100 North Tryon Street Charlotte, NC 28255 — USA
Fax: 1 704 409 0342
Eletron S.A.
Av. Brigadeiro Faria Lima, 3.064, 6° andar
01451-000
São Paulo — SP
At. Diretor Presidente
Fax: 11 3049 3935
Clube de Investimentos dos Empregados da Vale — Investvale
Av. Graça Aranha, n.° 26, 1° e 19° andares
20005-900
Rio de Janeiro — RJ
At. Diretor Presidente
Fax: 21 3814 4580 1 3814 4592 1 38144696
Opportunity Anafi Participações S.A.
Av. Presidente Wilson, 231, 28° andar
20030-021
Rio de Janeiro — RJ
At. Diretor Presidente
Fax: 21 38043480

MITSUI & CO., LTD
Rio de Janeiro, September 2, 2003
Bradespar S.A.
Eletron S.A.
Litel Participações S.A.
Clube de Investimento dos Empregados da Vale — Investvale
BNDES — Participações — Bradespar
Valepar S.A.
Dear Sirs:
Mitsui & Co., Ltd. (Mitsui), a company organized under the laws of Japan, with headquarters in 2-1, Ohtemachi 1-chome, Chiyoda-ku, Tokyo, Japan, hereby gives you notice that, upon the acquisition of 19,607,357 ordinary shares of the capital stock of Valepar S.A. (Valepar) from Bradesplan S.A., Mitsui has unconditionally, irreversibly and irrevocably adhered and acceded to the Shareholders Agreement, pursuant to the terms and conditions set forth in Clause 3.8 thereof, by means of an Instrument of Adhesion, copies of which are attached hereto.

MITSUI & CO., LTD.
By:	/s/ Katsuto Momii
	Name:	Katsuto Momii
	Title:	Executive Director, Senior Executive Managing Officer

INSTRUMENT OF ACCESSION TO THE SHAREHOLDERS AGREEMENT OF VALEPAR S.A.
Mitsui & Co., Ltd. (“Mitsui”), a company organized under the laws of Japan, with headquarters in 2-1, Ohtemachi 1-chome, Chiyoda-ku, Tokyo, Japan,
WHEREAS, Mitsui has entered into a certain Stock Purchase Agreement (the “Agreement”), dated as of March 31, 2003, with Bradespar S.A. (“Bradespar”), Millennium Security Holdings Corp. (“Millennium”) and Babié Participações S.A. (“Babié”), pursuant to which the parties thereto have agreed to sell to Mitsui 19,607,357 ordinary shares (the “Mitsui Valepar Shares”) issued by Valepar S.A. (“Valepar”);
WHEREAS, Bradespar, Millennium and Babié assigned their rights to sell the Mitsui Valepar Shares to Bradesplan S.A.;
WHEREAS, pursuant to the right of first refusal provisions contemplated under the Shareholders Agreement of Valepar, entered into on April 24, 1997 (as amended from time to time, the “Valepar Shareholders Agreement”), Bradesplan offered the Mitsui Valepar Shares to the other shareholders of Valepar;
WHEREAS, the other shareholders of Valepar parties to the Valepar Shareholders Agreement have not exercised their right of first refusal, provided for in Clause III of the Valepar Shareholders Agreement, for the acquisition of the Mitsui Valepar Shares;
WHEREAS, on September 2, 2003, subsequent to the satisfaction of all the conditions to the closing provided for in the Agreement, including those regarding the right of first refusal, Mitsui has purchased 19,607,357 ordinary shares issued by Valepar;
HEREBY, pursuant to the terms and conditions set forth in Clause 3.8 of the Valepar Shareholders Agreement, unconditionally, irreversibly and irrevocably adheres and accedes, for all legal purposes, to the Valepar Shareholders Agreement and amendments and modifications resulting from the various amendment and adhesion instruments executed until the present date, pursuant to the terms and conditions set forth thereunder.
Rio de Janeiro, September 2, 2003

MITSUI & CO., LTD.
By:	/s/ Katsuto Momii
	Name:	Katsuto Momii
	Title:	Executive Director, Senior Executive Managing Officer